October 31, 1997

PHOENIX FUNDS

                                 ANNUAL REPORT

-- PHOENIX BALANCED FUND

-- PHOENIX CONVERTIBLE FUND

-- PHOENIX GROWTH FUND

-- PHOENIX AGGRESSIVE
   GROWTH FUND

-- PHOENIX HIGH YIELD FUND

-- PHOENIX U.S. GOVERNMENT
   SECURITIES FUND

[Phoenix Logo] PHOENIX
               DUFF & PHELPS

Chairman's
Message

Dear Fellow Shareholder:

       We're pleased to provide this consolidated report for Phoenix Series Fund for the fiscal year ended October 31, 1997. This has been a remarkable time for the financial markets, particularly equities. For the latest 12 months, the S&P 500 Stock Index rose over 32%, substantially above the historical average return of 10.7%. In fact, the S&P 500 has had a positive return each year since 1990--the longest bull run in history and one of the most volatile.

       As we discussed in our semiannual report, in a volatile market environment, it's important to keep in mind a few "investment basics." The first rule of investing is to periodically review your long-term investment plan. Managing your investments in changing markets can be challenging, and your adviser knows some time-tested strategies that can help.

       Rebalancing your portfolio is one strategy to reduce risk. As the stock market has moved higher, your equity investments may have increased in value so that now they represent a higher percentage of your total portfolio than you originally intended. Your financial adviser may recommend a shift in asset allocation to bring your portfolio in line with your investment goals and tolerance for risk.

       Diversifying your portfolio is an effective strategy to smooth out the effects of volatility. Spreading your investments across a broad mix of securities, such as stocks and bonds, reduces risk. You can also diversify by investment style. For example, balance an investment in growth stocks with a fund that focuses on value-oriented stocks.

       Dollar-cost averaging is a time-tested investment approach to making market fluctuations work to your advantage. By using a systematic savings plan, you buy fewer shares when prices are high and more when prices fall. Periodic investment plans don't ensure a profit, however, and you should consider your ability to continue to make purchases through periods of low prices.

       During periods of market volatility, your most important asset may be your financial adviser. A recent study showed that investors who work with a financial adviser are most likely to maintain a long-term investment plan and as a result, build assets over time. Our mission is also to help you achieve your long-term financial goals. We look forward to continuing to serve your investment needs.

                                  Sincerely,

                                  /s/ Philip R. McLoughlin
                                  Philip R. McLoughlin
                                  President and Chairman
                                  Phoenix Funds

                                Table of Contents

           Equity Funds
             The Balanced Fund Series  ........................    2
             The Convertible Fund Series  .....................   11
             The Growth Fund Series ...........................   19
             The Aggressive Growth Fund Series  ...............   26
           Fixed Income Funds
             The High Yield Fund Series   .....................   33
             The U.S. Government Securities Fund Series  ......   41
           The Money Market Fund Series   .....................   48
           Notes to Financial Statements  .....................   55
           Fund Features and General Information   ............   60

                          PHOENIX BALANCED FUND SERIES

INVESTOR PROFILE

       Phoenix Balanced Fund is designed for investors seeking to supplement current income while maintaining the potential for future growth and conservation of capital.

INVESTMENT ADVISER'S REPORT

       Phoenix Balanced Fund posted double-digit gains over this latest fiscal reporting period. For the 12 months ended October 31, 1997, the Fund's Class A shares earned 18.04% and Class B shares returned 17.13%. Over the same reporting cycle, the Balanced Benchmark provided a total return of 21.16%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges. Positive contributors to overall results during the fiscal year included strong stock selection and modest overweightings in the energy and financial services groups, which were among the best-performing sectors. With interest rates trending downward since mid-April, our decision to raise the average duration of the portfolio's bond holdings also boosted returns. Performance was held back by some of our technology and consumer cyclical holdings, and to a lesser degree, exposure to the poorly performing basic materials group.

OUTLOOK

       Looking ahead, our long-term outlook remains constructive. Although valuation levels have obviously risen for most of the market, the economy continues to grow at a sustainable pace, inflation remains benign and the outlook for overall corporate earnings is still positive. Stock selection continues to focus on large- and mid-cap firms that possess above-average earnings growth potential, superior management and global reach. The Fund is currently overweighted in energy, health-care and financial services--sectors we believe will continue to provide some of the best long-term growth opportunities. On the fixed-income side, the Fund is well-diversified in a number of traditional and non-traditional sectors, and our long-term outlook for the bond market remains positive. The fixed-income segment of the portfolio currently has an average credit quality of "AA" and a duration of approximately
5.6 years, slightly longer than our benchmark, the Lehman Brothers Aggregate Bond Index. As of October 31, 1997, the Fund's asset allocation was 55% equities, 32% fixed-income and 13% cash equivalents.

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

[LINE CHART]

(tabular representation of plot points)

BALANCED FUND

                     Balanced Benchmark  S&P 500        Phoenix Balanced Fund
                         Index**         Stock Index    -- Class A
10/31/87                 10000           10000           9525
10/31/88                 11284           11449           9732
10/31/89                 13476           14451           11736
10/31/90                 13328           13364           12289
10/31/91                 16574           17841           15516
10/31/92                 18143           19618           17032
10/31/93                 20441           22540           18721
10/31/94                 20701           23427           18701
10/31/95                 24935           29615           20917
10/31/96                 28835           36782           23433
10/31/97                 34937           48672           27661

[/LINE CHART]


              Average Annual Total Returns for Periods Ending 10/31/97

                                                                 From Inception
                                                                   7/15/94 to
                                  1 Year  5 Years   10 Years        10/31/97
--------------------------------------------------------------------------------
Class A with 4.75% sales charge   12.41%     9.12%     10.71%            --
--------------------------------------------------------------------------------
Class A at net asset value        18.04%    10.18%     11.25%            --
--------------------------------------------------------------------------------
Class B with CDSC                 13.13%       --         --          12.60%
--------------------------------------------------------------------------------
Class B at net asset value        17.13%       --         --          13.06%
--------------------------------------------------------------------------------
Balanced Benchmark**              21.16%    14.00%     13.33%         18.08%***
--------------------------------------------------------------------------------
S&P 500 Stock Index*              32.33%    19.93%     17.15%         26.62%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 10/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500 performance does not reflect sales charges.

**The Balanced Benchmark is calculated based upon the performance of the following indexes: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% U.S. Treasury Bills and is produced by Frank Russell Company. The index's performance does not reflect sales charges.

***Index information from 7/31/94 to 10/31/97.

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                         INVESTMENTS AT OCTOBER 31, 1997

                                                    STANDARD
                                                    & POOR'S      PAR
                                                     RATING      VALUE
                                                   (Unaudited)   (000)        VALUE
                                                  ------------- ---------  -------------
U.S. GOVERNMENT AND AGENCY SECURITIES--18.6%
U.S. Treasury Bonds--2.7%
 U.S. Treasury Bonds 6.375%,
    8/15/27  .................................... AAA            $44,700    $ 46,068,938
                                                                            ------------
U.S. Treasury Notes--10.7%
 U.S. Treasury Notes 6.875%,
    3/31/00  .................................... AAA             61,000      62,561,600
 U.S. Treasury Notes 6%,
    8/15/00  .................................... AAA             46,000      46,373,750
 U.S. Treasury Notes 5.75%,
    10/31/02 .................................... AAA             31,500      31,549,203
 U.S. Treasury Notes 6.50%,
    10/15/06 .................................... AAA             44,005      45,697,872
                                                                            ------------
                                                                             186,182,425
                                                                            ------------
Agency Mortgage-Backed Securities--5.2%
 FNMA 6.85%, 5/17/20  ........................... AAA             13,600      13,668,000
 GNMA 6.50%, '23-26   ........................... AAA             76,494      76,089,771
                                                                            ------------
                                                                              89,757,771
                                                                            ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
   (Identified cost $318,536,384) .......................................    322,009,134
                                                                            ------------
NON-CONVERTIBLE BONDS--7.5%
Asset-Backed Securities--1.8%
 AESOP Funding II LLC 144A
    97-1, A2 6.40%, 10/20/03 (c)                 .AAA              8,500       8,561,094
 Associates Manufactured
    Housing Pass Through 97-2
    A6 7.075%, 3/15/28   ........................ AAA              3,000       3,015,000
 Fleetwood Credit Corp. 96-B, A
    6.90%, 3/15/12 .............................. AAA              3,103       3,143,347
 Green Tree Financial Corp.
    96-2, M1 7.60%, 4/15/27 ..................... AA-              9,150       9,610,359
 Green Tree Financial Corp.
    96-4, A6 7.40%, 6/15/27 ..................... AAA              4,500       4,649,063
 TLFC Equipment Lease Trust
    96-1, A 5.98%, 11/20/02 ..................... AAA              1,845       1,843,695
                                                                            ------------
                                                                              30,822,558
                                                                            ------------
Non-Agency Mortgage-Backed Securities--5.4%
 CS First Boston Mortgage 95-
    AE, B 7.182%, 11/25/27  ..................... AA-              6,260       6,322,600
 Chase Commercial Mortgage
    Securities Corp. 96-2, A1
    6.70%, 7/19/03 .............................. AAA              1,045       1,067,101
 DLJ Mortgage Acceptance Corp.
    96-CF1, A1B 144A 7.58%,
    3/13/28 (c) ................................. AAA              4,975       5,303,039
 First Union Lehman Bros.
    97-C1, B 7.43%, 4/18/07 ..................... Aa(d)            8,532       8,951,934
 G.E. Capital Mortgage Services,
    Inc. 96-8, M 7.25%, 5/25/26                  .AA               5,133       5,199,943


                                                    STANDARD
                                                    & POOR'S      PAR
                                                     RATING      VALUE
                                                   (Unaudited)   (000)         VALUE
                                                  ------------- ---------  -------------
Non-Agency Mortgage-Backed Securities--continued
 Lehman Large Loan 97-LL1, B
    6.95%, 3/12/07 .............................. AA             $10,500    $ 10,714,922
 Nationslink Funding Corp. 96-1,
    B 7.69%, 12/20/05 ........................... AA               5,907       6,245,709
 Prudential Home Mortgage
    Securities 93-L, 2B3 144A
    6.641%, 12/25/23 (c) ........................ A                5,000       4,892,187
 Residential Asset Securitization
    Trust 96-A8, A1 8%,
    12/25/26 .................................... AAA              3,276       3,341,807
 Residential Funding Mortgage
    Securities I 96-S1, A11
    7.10%, 1/25/26 .............................. AAA              7,000       7,096,250
 Residential Funding Mortgage
    Securities I 96-S4, M1 7.25%,
    2/25/26  .................................... AA               5,930       5,965,380
 Residential Funding Mortgage
    Securities I 96-S8, A4 6.75%,
    3/25/11  .................................... AAA              2,670       2,702,969
 Resolution Trust Corp. 93-C1, B
    8.75%, 5/25/24 .............................. Aa(d)            4,541       4,541,200
 Resolution Trust Corp. 95-2, M2
    7.009%, 5/25/29   ........................... Aa(d)            4,061       4,102,442
 Securitized Asset Sales 93-J 2B
    6.807%, 11/28/23  ........................... A                7,252       7,088,594
 Structured Asset Securities
    Corp. 93-C1, B 6.60%,
    10/25/24 .................................... A+               4,415       4,338,095
 Structured Asset Securities
    Corp. 95-C4, B 7%, 6/25/26 .................. AA               5,000       5,067,188
                                                                            ------------
                                                                              92,941,360
                                                                            ------------
Paper & Forest Products--0.2%
 Buckeye Cellulose Corp. 9.25%,
    9/15/08  .................................... BB-              4,185       4,383,787
                                                                            ------------
Truckers--0.1%
 Teekay Shipping Corp. 8.32%,
    2/1/08   .................................... BB               1,675       1,725,250
                                                                            ------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $126,448,775)  ............................................129,872,955
                                                                            ------------
FOREIGN GOVERNMENT SECURITIES--1.9%
Argentina--0.5%
 Republic of Argentina Discount
    L-GL Euro 6.875%, 3/31/23 (f).                BB               5,100       4,035,375
 Republic of Argentina Global
    Bond 11.375%, 1/30/17   ..................... BB                 800         764,000
 Republic of Argentina Par L-GP
    5.50%, 3/31/23 (f)   ........................ BB               6,050       4,076,188
                                                                            ------------
                                                                               8,875,563
                                                                            ------------

                       See Notes to Financial Statements
4

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                                         STANDARD
                                         & POOR'S     PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)        VALUE
                                       ------------- ---------  ------------

Brazil--0.4%
 Republic of Brazil Discount Z-L
    Euro 6.688%, 4/15/24 (f) ......... BB-            $ 5,200    $ 4,043,000
 Republic of Brazil Par Z-L Euro
    5.25%, 4/15/24 (f) ............... BB-              5,000      3,306,250
                                                                 -----------
                                                                   7,349,250
                                                                 -----------
Colombia--0.5%
 Republic of Colombia 7.25%,
    2/15/03   ........................ BBB-             8,950      8,685,259
                                                                 -----------
Mexico--0.5%
 United Mexican States Discount
    B Euro 6.836%, 12/31/19 (e)(f) .   BB               6,900      6,248,812
 United Mexican States Series B
    Euro 6.25%, 12/31/19 (e) ......... BB               1,500      1,200,000
                                                                 -----------
                                                                   7,448,812
                                                                 -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $29,872,715) ..............................     32,358,884
                                                                 -----------
FOREIGN NON-CONVERTIBLE BONDS--0.2%
Chile--0.2%
 Petropower I Funding Trust
    144A 7.36%, 2/15/14 (c)  ......... BBB              2,900      2,866,592
                                                                 -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $2,900,000)  ..............................      2,866,592
                                                                 -----------
MUNICIPAL BONDS--2.7%
California--1.7%
 Kern County Pension Obligation
    Taxable 7.26%, 8/15/14   ......... AAA              6,830      7,093,979
 Long Beach Pension Obligation
    Taxable 6.87%, 9/1/06 ............ AAA              3,090      3,164,284
 Orange County Pension Series A
    Taxable 7.62%, 9/1/08 ............ AAA              9,545     10,275,479
 San Bernardino County
    Obligation Revenue Taxable
    6.87%, 8/1/08   .................. AAA              1,480      1,518,406
 San Bernardino County
    Obligation Revenue Taxable
    6.94%, 8/1/09   .................. AAA              4,035      4,153,468
 Ventura County Pension Taxable
    6.58%, 11/1/06  .................. AAA              3,560      3,577,800
                                                                 -----------
                                                                  29,783,416
                                                                 -----------
Florida--0.9%
 Miami Beach Special Obligation
    Taxable 8.60%, 9/1/21 ............ AAA             11,675     13,041,559
 University of Miami
    Exchangeable Revenue Series
    A Taxable 7.65%, 4/1/20  ......... AAA              1,940      2,007,201
                                                                 -----------
                                                                  15,048,760
                                                                 -----------


                                         STANDARD
                                         & POOR'S      PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)        VALUE
                                       ------------- ---------  ------------

Virginia--0.1%
 Newport News Taxable Series B
    7.05%, 1/15/25  .................. AA-            $ 1,500    $ 1,490,550
                                                                 -----------
TOTAL MUNICIPAL BONDS
 (Identified cost $44,833,632)   ............................     46,322,726
                                                                 -----------
CONVERTIBLE BONDS--0.7%
Retail (General Merchandise)--0.7%
 Staples, Inc. Subordinate
    Debenture Cv. 144A 4.50%,
    10/1/00 (c)  ..................... BB-             10,000     12,687,500
                                                                 -----------
TOTAL CONVERTIBLE BONDS
 (Identified cost $10,000,000)   ............................     12,687,500
                                                                 -----------

                                                 SHARES
                                                 ---------
PREFERRED STOCKS--1.1%
REITS--1.1%
 Home Ownership Funding 2, Step-down
    Pfd. 144A 13.338% (c)  .....................   20,000   19,826,900
                                                           -----------
TOTAL PREFERRED STOCKS
 (Identified cost $19,371,530)  ........................    19,826,900
                                                           -----------
COMMON STOCKS--51.6%
Air Freight--0.2%
 Federal Express Corp. (b) .....................   53,400    3,564,450
                                                           -----------
Banks (Major Regional)--4.2%
 AmSouth Bancorporation ........................   64,700    3,109,644
 BankBoston Corp. ..............................   60,400    4,896,175
 Compass Bankshares, Inc.  .....................   50,100    1,888,144
 First Union Corp.   ...........................   35,000    1,717,188
 Fleet Financial Group, Inc.  ..................   80,100    5,151,431
 Mellon Bank Corp.   ...........................  380,000   19,593,750
 NationsBank Corp.   ...........................  420,400   25,171,450
 Washington Mutual, Inc.   .....................  158,800   10,867,875
                                                           -----------
                                                            72,395,657
                                                           -----------
Banks (Money Center)--1.1%
 BankAmerica Corp.   ...........................  139,800    9,995,700
 Citicorp   ....................................   67,100    8,391,694
                                                           -----------
                                                            18,387,394
                                                           -----------
Biotechnology--0.1%
 Centocor, Inc. (b)  ...........................   35,600    1,566,400
                                                           -----------
Broadcasting (Television, Radio, & Cable)--0.1%
 Chancellor Media Corp. (b)   ..................   28,700    1,574,912
                                                           -----------
Chemicals--0.5%
 Monsanto Co.  .................................  196,100    8,383,275
                                                           -----------
Communications Equipment--0.7%
 Ciena Corp. (b)  ..............................   66,800    3,674,000
 Lucent Technologies, Inc. .....................  107,000    8,820,812
                                                           -----------
                                                            12,494,812
                                                           -----------
Computers (Hardware)--2.0%
 International Business Machines Corp.   .        360,100   35,312,306
                                                           -----------


                       See Notes to Financial Statements
                                                                               5

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                                                  SHARES      VALUE
                                                 --------- ------------
Computers (Networking)--0.6%
 Cisco Systems, Inc. (b)   .....................  131,150   $10,758,392
                                                            -----------
Computers (Peripherals)--0.6%
 EMC Corp. (b) .................................  189,900    10,634,400
                                                            -----------
Computers (Software & Services)--1.7%
 Adaptec, Inc. (b)   ...........................  243,900    11,813,906
 BMC Software, Inc. (b) ........................  190,800    11,519,550
 Compuware Corp. (b) ...........................   76,300     5,045,338
 Edwards (J.D.) & Co. (b)  .....................   46,000     1,564,000
                                                            -----------
                                                             29,942,794
                                                            -----------
Distributors (Food & Health)--1.5%
 Cardinal Health, Inc.  ........................  348,200    25,853,850
                                                            -----------
Electrical Equipment--1.2%
 General Electric Co.   ........................  301,900    19,491,419
 Honeywell, Inc.  ..............................   10,500       714,656
                                                            -----------
                                                             20,206,075
                                                            -----------
Electronics (Instrumentation)--1.1%
 Linear Technology Corp.   .....................  125,900     7,915,962
 Perkin Elmer Corp.  ...........................  192,700    12,043,750
                                                            -----------
                                                             19,959,712
                                                            -----------
Electronics (Semiconductors)--1.2%
 National Semiconductor Corp. (b)   ............  262,800     9,460,800
 Texas Instruments, Inc.   .....................  113,500    12,109,031
                                                            -----------
                                                             21,569,831
                                                            -----------
Entertainment--0.6%
 Tele-Comm Liberty Media Group (b)  ............   56,100     1,952,981
 Walt Disney Co.  ..............................  103,900     8,545,775
                                                            -----------
                                                             10,498,756
                                                            -----------
Financial (Diversified)--1.7%
 American Express Co.   ........................   48,700     3,798,600
 Franklin Resources, Inc.  .....................  138,200    12,420,725
 Price (T. Rowe) Associates   ..................  209,600    13,886,000
                                                            -----------
                                                             30,105,325
                                                            -----------
Health Care (Diversified)--1.1%
 Bristol-Myers Squibb Co.  .....................  215,000    18,866,250
                                                            -----------
Health Care (Drugs--Major Pharmaceuticals)--3.7%
 Lilly (Eli) & Co.   ...........................  271,600    18,163,250
 Merck & Co., Inc.   ...........................  164,900    14,717,325
 Pfizer, Inc.  .................................  382,400    27,054,800
 Watson Pharmaceuticals, Inc. (b)   ............  159,400     5,060,950
                                                            -----------
                                                             64,996,325
                                                            -----------
Health Care (Hospital Management)--0.9%
 HBO & Co.  ....................................  369,900    16,090,650
                                                            -----------
Health Care (Medical Products & Supplies)--1.7%
 Baxter International, Inc.   ..................  202,000     9,342,500
 Guidant Corp. .................................  195,600    11,247,000
 Medtronic, Inc.  ..............................  188,800     8,212,800
                                                            -----------
                                                             28,802,300
                                                            -----------
Household Furn. & Appliances--0.2%
 Sunbeam Corp., Inc. ...........................   79,300     3,593,281
                                                            -----------


                                                  SHARES      VALUE
                                                 --------- ------------
Household Products (Non-Durables)--1.6%
 Colgate-Palmolive Co.  ........................  207,700   $13,448,575
 Procter & Gamble Co.   ........................  202,000    13,736,000
                                                            -----------
                                                             27,184,575
                                                            -----------
Insurance (Multi-Line)--1.6%
 Hartford Financial Services Group, Inc.          107,100     8,675,100
 Travelers Group, Inc.  ........................  274,200    19,194,000
                                                            -----------
                                                             27,869,100
                                                            -----------
Insurance (Property-Casualty)--1.1%
 Allstate Corp.   ..............................  230,100    19,083,919
                                                            -----------
Investment Banking/Brokerage--0.9%
 Merrill Lynch & Co., Inc. .....................  239,400    16,189,425
                                                            -----------
Machinery (Diversified)--0.6%
 Deere & Co.   .................................  193,800    10,198,725
                                                            -----------
Manufacturing (Diversified)--1.0%
 Tyco International Ltd.   .....................  480,000    18,120,000
                                                            -----------
Natural Gas--0.4%
 Columbia Gas System, Inc. .....................   88,600     6,401,350
                                                            -----------
Oil (Domestic Integrated)--1.1%
 Tosco Corp.   .................................  561,200    18,519,600
                                                            -----------
Oil & Gas (Drilling & Equipment)--5.4%
 BJ Services Co. (b) ...........................   41,400     3,508,650
 Diamond Offshore Drilling, Inc. ...............   90,700     5,646,075
 ENSCO International, Inc. .....................  127,800     5,375,588
 Halliburton Co.  ..............................  299,600    17,863,650
 Nabors Industries, Inc. (b)  ..................  158,000     6,497,750
 Noble Drilling Corp. (b)  .....................  557,300    19,818,981
 Rowan Companies, Inc. (b) .....................   87,300     3,393,788
 Schlumberger Ltd.   ...........................  205,600    17,990,000
 Transocean Offshore, Inc. .....................  219,200    11,836,800
 Veritas DGC, Inc. (b)  ........................   43,000     1,760,313
                                                            -----------
                                                             93,691,595
                                                            -----------
Oil & Gas (Exploration & Production)--0.7%
 Apache Corp.  .................................  295,900    12,427,800
                                                            -----------
Paper & Forest Products--0.6%
 Fort James Corp. ..............................  246,700     9,790,906
                                                            -----------
Personal Care--1.1%
 Gillette Co.  .................................  206,700    18,409,219
                                                            -----------
Publishing (Newspapers)--0.6%
 Gannett Co, Inc. ..............................  197,600    10,386,350
                                                            -----------
Retail (Building Supplies)--0.6%
 Home Depot, Inc. ..............................  180,200    10,023,625
                                                            -----------
Retail (Drug Stores)--1.5%
 CVS Corp.  ....................................  261,700    16,045,481
 Rite Aid Corp.   ..............................  169,700    10,075,938
                                                            -----------
                                                             26,121,419
                                                            -----------
Retail (Food Chains)--0.6%
 Safeway, Inc. (b)   ...........................  180,900    10,514,812
                                                            -----------
Retail (General Merchandise)--1.2%
 Borders Group, Inc. (b)   .....................  206,100     5,345,719
 Staples, Inc. (b)   ...........................  572,800    15,036,000
                                                            -----------
                                                             20,381,719
                                                            -----------

                       See Notes to Financial Statements
6

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                                               SHARES       VALUE
                                              --------- ---------------
Telecommunications (Cellular/Wireless)--1.2%
 AirTouch Communications, Inc. (b)  .........  518,400  $20,023,200
                                                        -------------
Telephone--0.1%
 LCI International, Inc. (b)  ...............   65,200    1,687,050
                                                        -------------
Tobacco--1.8%
 Philip Morris Companies, Inc.   ............  768,100   30,435,962
                                                        -------------
Waste Management--1.2%
 U.S. Filter Corp. (b)  .....................  516,800   20,736,600
                                                        -------------
TOTAL COMMON STOCKS
    (Identified cost $783,673,628)  ..................  893,754,098
                                                        -------------
FOREIGN COMMON STOCKS--2.9%
Banks (Major Regional)--0.2%
 Banco Rio de La Plata SA ADR
    (Argentina) (b)  ........................  355,000    3,727,500
                                                        -------------
Household Furn. & Appliances--1.8%
 Philips Electronics NV ADR NY
    Registered (Netherlands)  ...............  400,000   31,350,000
                                                        -------------
Oil (Domestic Integrated)--0.4%
 YPF Sociedad Anonima Sponsored
    ADR Class D (Argentina)   ...............  244,400    7,820,800
                                                        -------------
Oil (International Integrated)--0.5%
 Elf Aquitane Sponsored ADR (France) (b)       134,700    8,317,725
                                                        -------------
TOTAL FOREIGN COMMON STOCKS
    (Identified cost $50,522,802)...................     51,216,025
                                                        -------------
TOTAL LONG-TERM INVESTMENTS--87.2%
     (Identified cost $1,386,159,466)  .............  1,510,914,814
                                                        -------------


                                      STANDARD
                                      & POOR'S     PAR
                                       RATING      VALUE
                                     (Unaudited)   (000)
                                    ------------- ---------

SHORT-TERM OBLIGATIONS--10.2%
Commercial Paper--8.5%
 Cargill Inc. 5.65%, 11/3/97 ...... A-1+           $ 3,765      3,763,818
 Pitney Bowes Credit Corp.
    5.57%, 11/4/97  ............... A-1+             7,520      7,516,510
 International Lease Finance
    Corp. 5.50%, 11/5/97  ......... A-1             10,000      9,993,889
 Sara Lee Corp. 5.51%, 11/5/97     .A-1+             4,505      4,502,242
 Sara Lee Corp. 5.50%, 11/7/97     .A-1+            11,000     10,989,917
 Ciesco L.P. 5.52%, 11/10/97 ...... A-1+             2,775      2,771,171
 General Re Corp. 5.50%,
    11/10/97  ..................... A-1+            12,895     12,877,269
 Kimberly-Clark Corp. 5.57%,
    11/10/97  ..................... A-1+             8,000      7,988,860


                                   STANDARD
                                   & POOR'S     PAR
                                    RATING      VALUE
                                  (Unaudited)   (000)         VALUE
                                 ------------- --------- ----------------------

Commercial Paper--continued
 Kellogg Co. 5.52%,
    11/13/97  .................. A-1+           $ 5,300    $    5,290,248
 Enterprise Funding Corp.
    5.57%, 11/17/97 ............ A-1+             2,192         2,186,574
 Kimberly-Clark Corp.
    5.48%, 11/18/97 ............ A-1+             7,560         7,540,436
 Preferred Receivables
    Funding Corp. 5.53%,
    11/18/97  .................. A-1              7,150         7,131,329
 Albertson's Inc. 5.49%,
    11/19/97  .................. A-1              7,800         7,778,589
 Albertson's Inc. 5.50%,
    11/19/97  .................. A-1             10,665        10,635,671
 AlliedSignal Inc. 5.53%,
    11/19/97  .................. A-1              1,870         1,864,829
 Abbott Laboratories,
    5.50%, 11/20/97 ............ A-1+               200           199,419
 Receivables Capital Corp.
    5.55%, 11/20/97 ............ A-1+             5,121         5,106,000
 Private Export Funding
    Corp. 5.48%, 12/3/97  ...... A-1+             5,000         4,975,644
 Private Export Funding
    Corp. 5.51%, 12/3/97  ...... A-1+            15,000        14,926,533
 Private Export Funding
    Corp. 5.57%, 12/4/97  ...... A-1+             5,000         4,974,471
 Preferred Receivables
    Funding Corp. 5.52%,
    12/11/97  .................. A-1              5,790         5,753,224
 Heinz (H.J.) Co. 5.52%,
    12/15/97  .................. A-1              8,540         8,482,383
                                                           --------------
                                                              147,249,026
                                                           --------------
Federal Agency Securities--1.7%
 FFCB 5.50%, 11/3/97   .....................      5,000         5,000,091
 FHLMC 5.47%, 11/12/97 .....................     11,785        11,765,303
 FHLMC 5.46%, 11/13/97 .....................      5,835         5,824,380
 FNMA 5.46%, 11/24/97  .....................      6,170         6,148,477
                                                           --------------
                                                               28,738,251
                                                           --------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $175,988,440)  .....................        175,987,277
                                                           --------------
TOTAL INVESTMENTS--97.4%
 (Identified cost $1,562,147,906).....................      1,686,902,091(a)
 Cash and receivables, less liabilities--2.6%   ......         45,698,172
                                                           --------------
NET ASSETS--100.0%                                         $1,732,600,263
                                                           ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $145,763,717 and gross depreciation of $24,122,475 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $1,565,260,849.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to a value of $54,137,312 or 3.1% of net assets.
(d) As rated by Moody's, Fitch or Duff & Phelps.
(e) Rights incorporated as a unit.
(f) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                        See Notes to Financial Statements
                                                                               7

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997


Assets
Investment securities at value
  (Identified cost $1,562,147,906)                          $1,686,902,091
Short-term investments held as collateral for loaned
  securities                                                       539,973
Cash                                                               971,706
Receivables
 Investment securities sold                                     48,531,371
 Dividends and interest                                          5,249,560
 Fund shares sold                                                  889,210
                                                            --------------
  Total assets                                               1,743,083,911
                                                            --------------
Liabilities
Payables
 Investment securities purchased                                 5,641,600
 Fund shares repurchased                                         2,408,668
 Collateral on securities loaned                                   539,973
 Investment advisory fee                                           798,944
 Distribution fee                                                  397,940
 Transfer agent fee                                                358,400
 Financial agent fee                                                33,481
 Trustees' fee                                                       3,636
Accrued expenses                                                   301,006
                                                            --------------
  Total liabilities                                             10,483,648
                                                            --------------
Net Assets                                                  $1,732,600,263
                                                            ==============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $1,355,489,730
Undistributed net investment income                              4,441,011
Accumulated net realized gain                                  247,915,337
Net unrealized appreciation                                    124,754,185
                                                            --------------
Net Assets                                                  $1,732,600,263
                                                            ==============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,702,384,566)           94,226,804
Net asset value per share                                   $        18.07
Offering price per share
 $18.07/(1-4.75%)                                           $        18.97
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $30,215,697)               1,675,102
Net asset value and offering price per share                $        18.04


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 1997

Investment Income
Interest                                                      $ 52,009,109
Dividends                                                       12,458,844
Security lending                                                   844,196
                                                              ------------
   Total investment income                                      65,312,149
                                                              ------------
Expenses
Investment advisory fee                                          9,489,765
Distribution fee--Class A                                       4,424,138
Distribution fee--Class B                                          282,982
Financial agent fee                                                423,306
Transfer agent                                                   2,590,350
Printing                                                           350,915
Custodian                                                          147,813
Professional                                                        35,929
Registration                                                        31,799
Trustees                                                            19,365
Miscellaneous                                                       67,620
                                                              ------------
   Total expenses                                               17,863,982
                                                              ------------
Net investment income                                           47,448,167
                                                              ------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                250,102,191
Net realized gain on written options                                59,252
Net change in unrealized appreciation (depreciation) on
  investments                                                      404,566
                                                              ------------
Net gain on investments                                        250,566,009
                                                              ------------
Net increase in net assets resulting from
  operations                                                  $298,014,176
                                                              ============

                        See Notes to Financial Statements
8

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended           Year Ended
                                                                                  October 31, 1997     October 31, 1996
                                                                                  ------------------   -----------------
From Operations
 Net investment income                                                             $   47,448,167       $   59,439,739
 Net realized gain                                                                    250,161,443          195,766,527
 Net change in unrealized appreciation (depreciation)                                     404,566           (9,808,717)
                                                                                   --------------       --------------
 Increase in net assets resulting from operations                                     298,014,176          245,397,549
                                                                                   --------------       --------------
From Distributions to Shareholders
 Net investment income--Class A                                                       (48,278,671)         (62,440,078)
 Net investment income--Class B                                                          (561,622)            (463,570)
 Net realized gains--Class A                                                         (194,038,812)        (124,234,079)
 Net realized gains--Class B                                                           (2,800,356)            (996,128)
                                                                                   --------------       --------------
 Decrease in net assets from distributions to shareholders                           (245,679,461)        (188,133,855)
                                                                                   --------------       --------------
From Share Transactions
Class A
 Proceeds from sales of shares (4,597,468 and 8,800,790 shares, respectively)          78,630,179          149,289,059
 Net asset value of shares issued from reinvestment of distributions
  (13,753,866 and 10,383,411 shares, respectively)                                    223,224,574          172,128,352
 Cost of shares repurchased (32,162,386 and 48,762,578 shares, respectively)         (548,027,979)        (825,995,436)
                                                                                   --------------       --------------
Total                                                                                (246,173,226)        (504,578,025)
                                                                                   --------------       --------------
Class B
 Proceeds from sales of shares (319,964 and 616,550 shares, respectively)               5,480,183           10,464,882
 Net asset value of shares issued from reinvestment of distributions
  (189,697 and 80,135, respectively)                                                    3,074,179            1,326,954
 Cost of shares repurchased (329,164 and 199,574 shares, respectively)                 (5,630,228)          (3,374,422)
                                                                                   --------------       --------------
Total                                                                                   2,924,134            8,417,414
                                                                                   --------------       --------------
 Decrease in net assets from share transactions                                      (243,249,092)        (496,160,611)
                                                                                   --------------       --------------
 Net decrease in net assets                                                          (190,914,377)        (438,896,917)
Net Assets
 Beginning of period                                                                1,923,514,640        2,362,411,557
                                                                                   --------------       --------------
 End of period (including undistributed net investment income of
  $4,441,011 and $4,825,975, respectively)                                         $1,732,600,263       $1,923,514,640
                                                                                   ==============       ==============


                       See Notes to Financial Statements
                                                                               9

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)

                                                                                  Class A
                                           --------------------------------------------------------------------------------------
                                                                           Year Ended October 31,
                                                1997              1996             1995             1994              1993
                                           ----------------- ---------------- ---------------- ----------------- ----------------
Net asset value, beginning of period             $17.56           $17.04             $15.23           $16.64            $15.92
Income from investment operations
 Net investment income                             0.48             0.48               0.52             0.48              0.46
 Net realized and unrealized gain (loss)           2.38             1.46               1.80            (1.01)             1.08
                                            -------------     ------------     ------------      -----------      ------------
  Total from investment operations                 2.86             1.94               2.32            (0.53)             1.54
                                            -------------     ------------     ------------      -----------      ------------
Less distributions
 Dividends from net investment income              ( 0.48)          ( 0.49)           (0.51)           (0.49)            (0.46)
 Dividends from net realized gains                 ( 1.87)          ( 0.93)              --            (0.39)            (0.36)
                                            -------------     ------------     ------------      -----------      ------------
  Total distributions                              ( 2.35)          ( 1.42)           (0.51)           (0.88)            (0.82)
                                            -------------     ------------     ------------      -----------      ------------
Change in net asset value                          0.51             0.52               1.81            (1.41)             0.72
                                            -------------     ------------     ------------      -----------      ------------
Net asset value, end of period                   $18.07           $17.56             $17.04           $15.23            $16.64
                                            =============     ============     ============      ===========      ============
Total return(1)                                   18.04  %         12.03  %           15.52%           (3.28)%            9.92%
Ratios/supplemental data:
Net assets, end of period (thousands)       $1,702,385        $1,897,306         $2,345,440       $2,601,808        $3,126,014
Ratio to average net assets of:
 Operating expenses                                0.98  %          1.01  %            1.02%            0.96%             0.95%
 Net investment income                             2.65  %          2.74  %            3.27%            3.03%             2.88%
Portfolio turnover                                    206%             191%             197%             159%              130%
Average commission rate paid(4)                   $0.0541          $0.0546          N/A              N/A               N/A


                                                                       Class B
                                             ------------------------------------------------------------
                                                                                            From
                                                                                         Inception
                                                      Year Ended October 31,             7/15/94 to
                                               1997          1996           1995          10/31/94
                                             -----------   -----------   ------------   -----------------
Net asset value, beginning of period         $17.54        $17.01        $15.23          $15.27
Income from investment operations
 Net investment income                         0.35          0.35          0.40            0.09
 Net realized and unrealized gain (loss)       2.37          1.47          1.80           (0.04)
                                             --------      --------      -------         ----------
  Total from investment operations             2.72          1.82          2.20            0.05
                                             --------      --------      -------         ----------
Less distributions
 Dividends from net investment income         (0.35)        (0.36)        (0.42)          (0.09)
 Dividends from net realized gains            (1.87)        (0.93)           --              --
                                             --------      --------      -------         ----------
  Total distributions                         (2.22)        (1.29)        (0.42)          (0.09)
                                             --------      --------      -------         ----------
Change in net asset value                      0.50          0.53          1.78           (0.04)
                                             --------      --------      -------         ----------
Net asset value, end of period               $18.04        $17.54        $17.01          $15.23
                                             ========      ========      =======         ==========
Total return(1)                               17.13%        11.24%        14.68%           0.34%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)       $30,216       $26,209       $16,971          $4,629
Ratio to average net assets of:
 Operating expenses                            1.73%         1.76%         1.78%           1.65%(2)
 Net investment income                         1.90%         1.96%         2.46%           2.36%(2)
Portfolio turnover                              206%          191%          197%            159%
Average commission rate paid(4)            $ 0.0541       $0.0546           N/A             N/A

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                        See Notes to Financial Statements
10

PHOENIX CONVERTIBLE FUND SERIES

INVESTOR PROFILE

     Phoenix Convertible Fund is designed for an investor seeking to supplement current income, while maintaining the potential for growth.

INVESTMENT ADVISER'S REPORT

     For the 12 months ended October 31, 1997, Phoenix Convertible Fund Class A and B shares posted strong returns of 17.40% and 16.49%, respectively, compared with a 19.71% return for CS First Boston Convertible Securities Index. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Several factors contributed positively to performance during this latest reporting cycle. Our energy technology holdings, particularly Nabors Industries, Diamond Offshore Drilling and Key Energy, had very strong results. Other positive contributors included exposure to the cable industry, which performed well, and some individual stocks, such as Rite Aid and Home Depot. Performance was held back slightly by our underweighting in the financial services sector and the Fund's overall conservative profile in a rapidly rising equity market.

OUTLOOK

     Our long-term outlook for the stock market remains constructive. Although valuation levels have risen for most of the market, the economy continues to grow at a moderate pace, inflation remains benign and the outlook for overall corporate earnings is still good. Our security selection continues to focus on large- and mid-cap firms that possess above-average earnings growth potential, superior management and positive industry fundamentals. We are currently emphasizing the energy and health-care sectors, which we believe will continue to provide some of the best long-term growth opportunities. As always, we remain committed to the Fund's overall objective of providing low-risk equity exposure.

     As of October 31, 1997, the Fund's asset allocation was 71% convertible securities, 13% common stock, and 16% cash equivalents.

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------

[LINE CHART]

(tabular representation of plot points)

               CS First Boston
               Convertible         S&P 500        Convertible Fund
               Securities Index    Stock Index*   -- Class A

10/31/87            10000             10000             9525
10/31/88            11461             11449             9881
10/31/89            12899             14451             11544
10/31/90            11411             13364             11815
10/31/91            15281             17841             13702
10/31/92            17643             19618             15588
10/31/93            21975             22540             17550
10/31/94            21583             23427             17290
10/31/95            24920             29615             19270
10/31/96            28934             36782             21881
10/31/97            34635             48672             25687

[/LINE CHART]

            Average Annual Total Returns for Periods Ending 10/31/97

                                                                From Inception
                                                                 7/15/94 to
                                      1 Year  5 Years  10 Years   10/31/97
--------------------------------------------------------------------------------
Class A with 4.75% sales charge       11.82%     9.44%    10.02%       --
--------------------------------------------------------------------------------
Class A at net asset value            17.40%    10.51%    10.55%       --
--------------------------------------------------------------------------------
Class B with CDSC                     12.49%       --        --     11.67%
--------------------------------------------------------------------------------
Class B at net asset value            16.49%       --        --     12.14%
--------------------------------------------------------------------------------
CS First Boston Convertible
 Securities Index**                   19.71%    14.44%    13.23%    16.00%***
--------------------------------------------------------------------------------
S&P 500 Stock Index*                  32.33%    19.93%    17.15%    26.62%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 10/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (from inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500 performance does not reflect sales charges.

**The CS First Boston Convertible Securities Index is an unmanaged but commonly used index that tracks the returns of 250 to 300 convertible bonds and preferreds rated B- or better by Standard & Poor's. The index's performance does not reflect sales charges.

***Index information from 7/31/94 to 10/31/97.

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------

                         INVESTMENTS AT OCTOBER 31, 1997

                                               STANDARD
                                               & POOR'S     PAR
                                                RATING      VALUE
                                             (Unaudited)    (000)        VALUE
                                             ------------- ---------   -------------
CONVERTIBLE BONDS--47.8%
Advertising--1.3%
 Interpublic Group Cv. 144A
    1.80%, 9/16/04 (c) ..................... NR             $ 2,500     $ 2,034,375
 Omnicom Group, Inc. Cv. 144A
    4.25%, 1/3/07 (c)  ..................... A-                 510         640,050
                                                                        -----------
                                                                          2,674,425
                                                                        -----------
Communications Equipment--0.7%
 BBN Corp. Cv. 6%, 4/1/12 .................. B(d)             1,500       1,447,500
                                                                        -----------
Computers (Software & Services)--3.0%
 Adaptec, Inc. Cv. 4.75%,
    2/1/04 ................................. NR               2,000       2,297,500
 EMC Corp. Cv. 144A 3.25%,
    3/15/02 (c)  ........................... BB+              1,000       1,372,500
 System Software Association
    14%, 9/15/02 ........................... NR               2,750       2,681,250
                                                                        -----------
                                                                          6,351,250
                                                                        -----------
Electrical Equipment--1.9%
 Thermo Electron Corp. Cv.
    144A 4.25%, 1/1/03 (c)   ............... A-               3,500       3,950,625
                                                                        -----------
Electronics (Instrumentation)--0.9%
 Xilinx, Inc. Cv. 144A 5.25%,
    11/1/02 (c)  ........................... B                1,850       1,803,750
                                                                        -----------
Health Care (Hospital Management)--1.0%
 Tenet Healthcare Cv. 6%,
    12/1/05   .............................. B+               2,075       2,023,125
                                                                        -----------
Health Care (Long Term Care)--0.8%
 Sunrise Assisted Living Cv.
    144A 5.50%, 6/15/02 (c)  ............... B-               1,500       1,773,750
                                                                        -----------
Leisuretime (Products)--6.0%
 Family Golf Centers, Inc. Cv.
    144A 5.75%, 10/15/04 (c) ............... NR               1,000         972,500
 Imax Corp. Cv. 5.75%, 4/1/03   ............ NR               2,500       3,271,875
 Time Warner, Inc. Cv. 0%,
    12/17/12  .............................. BBB-             3,000       1,188,750
 Time Warner, Inc. Cv. 0%,
    6/22/13   .............................. BBB-            14,635       7,207,738
                                                                        -----------
                                                                         12,640,863
                                                                        -----------
Lodging--Hotels--0.4%
 Marriott International, Inc. Cv.
    144A 0%, 3/25/11 (c)  .................. BBB              1,390         900,025
                                                                        -----------
Metals Mining--3.7%
 Coeur d'Alene Euro Cv. 6%,
    6/10/02   .............................. CCC+             1,000         858,750
 Coeur d'Alene Cv. 144A 7.25%,
    10/31/05 (c) ........................... NR               6,000       5,475,000
 Stillwater Mining Co. Cv. 7%,
    5/1/03 ................................. NR               1,500       1,477,500
                                                                        -----------
                                                                          7,811,250
                                                                        -----------


                                               STANDARD
                                               & POOR'S      PAR
                                                RATING      VALUE
                                             (Unaudited)    (000)         VALUE
                                             ------------- ---------   -------------
Oil (Domestic Integrated)--0.5%
 Pennzoil Co. Series US Cv.
    4.75%, 10/1/03  ........................ BBB            $   730     $ 1,031,125
                                                                        -----------
Oil & Gas (Drilling & Equipment)--5.2%
 Baker Hughes, Inc. Cv. 0%,
    5/5/08 ................................. A                2,100       1,858,500
 Halter Marine Group, Inc. Cv.
    144A 4.50%, 9/15/04 (c)  ............... B+               2,175       2,745,937
 Key Energy Group Cv. 144A
    5%, 9/15/04 (c) ........................ NR               2,000       2,037,500
 Loews Corp. Cv. 3.125%,
    9/15/07   .............................. A+               2,000       2,277,500
 Nabors Industries, Inc. Cv. 5%,
    5/15/06   .............................. BBB-               805       1,873,638
                                                                        -----------
                                                                         10,793,075
                                                                        -----------
Oil & Gas (Exploration & Production)--1.3%
 Apache Corp. Cv. 144A 6%,
    1/15/02 (c)  ........................... BBB              2,000       2,750,000
                                                                        -----------
Professional Services--1.5%
 CORESTAFF, Inc. Cv. 2.94%,
    8/15/04   .............................. NR               4,000       3,240,000
                                                                        -----------
Publishing--1.1%
 Hollinger, Inc. Yankee Series
    US (LYONS) Cv. 0%,
    10/5/13   .............................. BB-              6,000       2,280,000
                                                                        -----------
Publishing (Newspapers)--0.7%
 Times Mirror Co. Cv. 144A 0%,
    4/15/17 (c)  ........................... A                3,500       1,408,750
                                                                        -----------
Retail (Drug Stores)--2.7%
 Rite Aid Corp. Cv. 144A
    5.25%, 9/15/02 (c) ..................... BBB              5,175       5,550,187
                                                                        -----------
Retail (General Merchandise)--6.4%
 Home Depot, Inc. Cv. 3.25%,
    10/1/01   .............................. A+               3,125       4,023,437
 Office Depot, Inc. Cv. 0%,
    11/1/08   .............................. BB-              5,000       3,112,500
 Pep Boys Cv. 0%, 9/20/11 .................. BBB              7,775       4,169,344
 Saks Holdings, Inc. Cv. 5.50%,
    9/15/06   .............................. B                1,250       1,064,062
 Sports Authority, Inc. (The) Cv.
    144A 5.25%, 9/15/01 (c)  ............... B                1,000         923,750
                                                                        -----------
                                                                         13,293,093
                                                                        -----------
Telecommunications (Cellular/Wireless)--1.6%
 Itron, Inc. Cv. 6.75%,
    3/31/04   .............................. NR               1,000       1,110,000
 U.S. Cellular Corp. Cv. 0%,
    6/15/15   .............................. BBB-             6,000       2,205,000
                                                                        -----------
                                                                          3,315,000
                                                                        -----------

                       See Notes to Financial Statements
                                                                              13

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------


                                      STANDARD
                                      & POOR'S     PAR
                                       RATING      VALUE
                                    (Unaudited)    (000)         VALUE
                                    ------------- ---------   -------------
Utility--Water--0.9%
 Atria Communities, Inc. Cv.
    144A 5%, 10/15/02 (c) ......... NR             $ 1,000     $  1,006,250
 World Access, Inc. Cv. 144A
    4.50%, 10/1/02 (c) ............ CCC+             1,000          960,000
                                                               ------------
                                                                  1,966,250
                                                               ------------
Waste Management--6.2%
 Chemical Waste Management,
    Inc. Cv. 0%, 8/16/10  ......... BBB+            14,150        6,509,000
 U.S.A. Waste Services, Inc. Cv.
    4%, 2/1/02   .................. BBB-             2,650        2,822,250
 WMX Technologies, Inc.
    Subordinate Notes Cv. 2%,
    1/24/05   ..................... BBB+             4,485        3,700,125
                                                               ------------
                                                                 13,031,375
                                                               ------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $96,840,155)...........................       100,035,418
                                                               ------------
CONVERTIBLE FOREIGN BONDS--6.8%
Germany--0.6%
 Volkswagen Cv. 144A 3%,
    1/24/02 (c)  .................. A+               1,000        1,172,500
                                                               ------------
Ireland--0.8%
 Elan International Finance
    (LYON) Cv. 0%, 10/16/12  ...... BBB-             1,500        1,629,375
                                                               ------------
Switzerland--4.4%
 Roche Holdings, Inc. Cv. 144A
    0%, 5/6/12 (c)  ............... NR              11,450        4,980,750
 Sandoz Capital BVI Ltd. Cv.
    144A 2%, 10/6/02 (c)  ......... Aaa(d)           2,830        4,145,950
                                                               ------------
                                                                  9,126,700
                                                               ------------
United Kingdom--1.0%
 Grand Metropolitan PLC Cv.
    144A 6.50%, 1/31/00 (c)  ...... A+               1,640        2,132,000
                                                               ------------
TOTAL CONVERTIBLE FOREIGN BONDS
 (Identified cost $12,059,638)...........................        14,060,575
                                                               ------------


                                                  SHARES
                                                  --------
CONVERTIBLE PREFERRED STOCKS--16.8%
Airlines--1.0%
 Trans World Air Cv. Pfd. 8% (b)   ............   72,000      2,106,000
                                                              ---------
Broadcasting (Television, Radio & Cable)--0.9%
 Merrill Lynch & Co. Series Cox
    (STRYPES) Cv. Pfd. 6% .....................   49,100      1,331,837
 TCI Pacific Communications Cv. Pfd.
    5%  .......................................    5,000        696,875
                                                              ---------
                                                              2,028,712
                                                              ---------
Computers (Software & Services)--0.4%
 Microsoft Corp. Series A Cv. Pfd. $2.196      .   8,500        750,125
                                                              ---------


                                                    SHARES       VALUE
                                                   ---------   -------------
Conglomerates--0.5%
 USX Corp. Cv. Pfd. 6.75%  .....................     50,000     $ 1,125,000
                                                                -----------
Electric Companies--1.7%
 AES Trust I Series A (TECONS) Cv. Pfd.
    5.375%  ....................................     20,000       1,280,000
 Houston Industries, Inc. (ACES) Cv. Pfd.
    7% (b)  ....................................     40,300       2,206,425
                                                                -----------
                                                                  3,486,425
                                                                -----------
Health Care (Diversified)--0.7%
 McKesson Corp. Cv. Pfd. 144A $2.50 (c)         .    20,500       1,566,969
                                                                -----------
Insurance (Multi-Line)--1.9%
 St. Paul Capital LLC (MIPS) Cv. Pfd. 6%  ......     56,000       3,920,000
                                                                -----------
Metals Mining--0.8%
 Coeur d'Alene Cv. Pfd. 7% .....................     35,000         549,063
 Timet Capital Trust I Cv. Pfd. 144A
    6.625% (c) .................................     20,000       1,040,000
                                                                -----------
                                                                  1,589,063
                                                                -----------
Natural Gas--0.5%
 MCN Energy Group, Inc. (PRIDES) Cv.
    Pfd. 8.75% (b)   ...........................     34,900       1,057,906
                                                                -----------
Oil & Gas (Drilling & Equipment)--1.0%
 EVI, Inc. Cv. Pfd. 144A 5%,
    11/1/27 (c)   ..............................     42,000       2,115,750
                                                                -----------
Oil (Domestic Integrated)--4.2%
 Lomak Petroleum Cv. Pfd. 144A 5.75% (c).            50,000       2,531,250
 Occidental Petroleum Corp. Series 1993
    Cv. Pfd. 144A $3.875 (c)  ..................    101,000       6,274,625
                                                                -----------
                                                                  8,805,875
                                                                -----------
Savings & Loan Companies--0.7%
 Ahmanson (H. F.) & Co. Series D Cv.
    Pfd. 6% ....................................     12,900       1,560,900
                                                                -----------
Telecommunications (Cellular/wireless)--1.9%
 Airtouch Communication Series C Cv.
    Pfd. 4.25% (b)   ...........................     65,000       3,900,000
                                                                -----------
Telephone--0.6%
 US West, Inc. Series D Cv. Pfd. 4.50% .........     21,000       1,204,875
                                                                -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified cost $30,644,298)..............................     35,217,600
                                                                -----------
COMMON STOCKS--12.2%
Communications Equipment--0.4%
 Ciena Corp. (b)  ..............................     19,000       1,045,000
                                                                -----------
Electronics (Instrumentation)--1.7%
 Perkin Elmer Corp.  ...........................     58,500       3,656,267
                                                                -----------
Health Care (Diversified)--0.5%
 Warner-Lambert Co.  ...........................      7,300       1,045,269
                                                                -----------
Health Care (Drugs--Major Pharmaceuticals)--1.5%
 Lilly (Eli) & Co.   ...........................     23,200       1,551,500
 Pfizer, Inc.  .................................     21,600       1,528,200
                                                                -----------
                                                                  3,079,700
                                                                -----------

                       See Notes to Financial Statements
14

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------

                                              SHARES        VALUE
                                              --------   -------------
Metals Mining--1.0%
 NS Group, Inc. (b)   .....................    36,500     $    976,375
 Stillwater Mining Co. (b)  ...............    49,300        1,022,975
                                                          ------------
                                                             1,999,350
                                                          ------------
Natural Gas--1.3%
 El Paso Natural Gas Co. ..................    46,400        2,781,140
                                                          ------------
Oil (Domestic Integrated)--0.8%
 Forcenergy, Inc. (b) .....................    12,100          394,763
 Houston Exploration Co. (The) (b)   ......    29,000          703,250
 Noble Affiliates, Inc.  ..................    12,500          513,281
                                                          ------------
                                                             1,611,294
                                                          ------------
Oil & Gas (Drilling & Equipment)--1.5%
 BJ Services Co. (b)  .....................    12,600        1,067,850
 Noble Drilling Corp. (b)   ...............    30,393        1,080,851
 Rowan Companies, Inc. (b)  ...............    26,800        1,041,850
                                                          ------------
                                                             3,190,551
                                                          ------------
Oil & Gas (Exploration & Production)--1.3%
 Anadarko Petroleum Corp.   ...............     9,000          659,250
 Newfield Exploration Co. (b)  ............    15,300          415,013
 United Meridian Corp. (b)  ...............    46,300        1,571,306
                                                          ------------
                                                             2,645,569
                                                          ------------
Retail (Drug Stores)--1.1%
 Rite Aid Corp. ...........................    39,297        2,333,259
                                                          ------------
Telecommunications (Long Distance)--1.1%
 AT&T Corp.  ..............................    45,400        2,221,768
                                                          ------------
TOTAL COMMON STOCKS
 (Identified cost $23,630,452)........................      25,609,167
                                                            ------------
FOREIGN COMMON STOCKS--0.5%
Oil & Gas (Drilling & Equipment)--0.5%
 Bouygues Offshore SA ADR (France)   ......    44,800        1,086,400
                                                          ------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $1,154,663) ........................       1,086,400
                                                           ------------
TOTAL LONG-TERM INVESTMENTS--84.1%
 (Identified cost $164,329,206)  .....................     176,009,160
                                                            ------------


                                     STANDARD
                                     & POOR'S     PAR
                                      RATING      VALUE
                                    (Unaudited)   (000)         VALUE
                                    ----------- --------   -----------------
SHORT-TERM OBLIGATIONS--11.5%
Commercial Paper--11.5%
 Ciesco L.P. 5.70%, 11/3/97 ......... A-1+        $1,005      $    1,004,682
 Preferred Receivables Funding
    Corp. 5.55%, 11/4/97 ............ A-1          3,425           3,423,416
 Schering Corp. 5.52%, 11/4/97       .A-1+         3,240           3,238,510
 Asset Securitization Cooperative
    Corp. 5.60%, 11/6/97 ............ A-1+           500             499,611
 Exxon Imperial U.S., Inc.
    5.53%, 11/7/97 .................. A-1+         3,380           3,376,885
 General Electric Capital Corp.
    5.53%, 11/17/97   ............... A-1+         3,365           3,356,730
 Kimberly-Clark Corp. 5.48%,
    11/20/97 ........................ A-1+         3,400           3,390,166
 Abbott Laboratories 5.50%,
    11/26/97 ........................ A-1+         1,200           1,195,417
 DuPont (E.I.) de Nemours &
    Co. 5.50%, 12/2/97   ............ A-1+         1,100           1,094,639
 Preferred Receivables Funding
    Corp. 5.55%, 12/8/97 ............ A-1          1,115           1,108,512
 Preferred Receivables Funding
    Corp. 5.55%, 12/18/97   ......... A-1            675             670,109
 Corporate Receivables Corp.
    5.58%, 1/28/98 .................. A-1          1,590           1,568,805
                                                              --------------
                                                                  23,927,482
                                                              --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $23,927,267) ........................          23,927,482
                                                               --------------
TOTAL INVESTMENTS--95.6%
  (Identified cost $188,256,473)........................         199,936,642(a)
  Cash and receivables, less liabilities--4.4% .........           9,296,371
                                                               --------------

 NET ASSETS--100.0% ....................................        $209,233,013
                                                                =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,055,557 and gross depreciation of $4,383,965 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $188,265,050.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to a value of $62,264,743 or 29.8% of net assets.
(d) As rated by Moody's.

                        See Notes to Financial Statements
                                                                              15

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997

Assets
Investment securities at value
 (Identified cost $188,256,473)                             $199,936,642
Short-term investments held as collateral for loaned
  securities                                                   4,200,000
Cash                                                              15,168
Receivables
 Investment securities sold                                   10,387,476
 Fund shares sold                                              1,047,115
 Dividends and interest                                          771,822
                                                            ------------
  Total assets                                               216,358,223
                                                            ------------
Liabilities
Payables
 Collateral on securities loaned                               4,200,000
 Investment securities purchased                               2,341,734
 Fund shares repurchased                                         317,345
 Investment advisory fee                                         119,007
 Distribution fee                                                 51,008
 Transfer agent fee                                               34,580
 Financial agent fee                                               9,192
 Trustees' fee                                                     3,636
Accrued expenses                                                  48,708
                                                            ------------
  Total liabilities                                            7,125,210
                                                            ------------
Net Assets                                                  $209,233,013
                                                            ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $171,077,545
Undistributed net investment income                              422,034
Accumulated net realized gain                                 26,053,265
Net unrealized appreciation                                   11,680,169
                                                            ------------
Net Assets                                                  $209,233,013
                                                            ============
Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $201,169,632)             9,808,361
Net asset value per share                                   $      20.51
Offering price per share
 $20.51/(1-4.75%)                                           $      21.53
Class B
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $8,063,381)                 394,604
Net asset value and offering price per share                $      20.43


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 1997

Investment Income
Interest                                                  $ 6,784,461
Dividends                                                   2,038,259
Security lending                                               33,035
                                                          -----------
   Total investment income                                  8,855,755
                                                          -----------
Expenses
Investment advisory fee                                     1,361,661
Distribution fee--Class A                                     505,949
Distribution fee--Class B                                      71,069
Financial agent fee                                            98,407
Transfer agent                                                240,071
Printing                                                       38,324
Custodian                                                      21,258
Professional                                                   19,969
Trustees                                                       19,368
Registration                                                   15,618
Miscellaneous                                                  10,492
                                                          -----------
   Total expenses                                           2,402,186
                                                          -----------
Net investment income                                       6,453,569
                                                          -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                            26,029,187
Net realized gain on foreign currency transactions              1,395
Net change in unrealized appreciation (depreciation) on
  investments                                               1,273,001
                                                          -----------
Net gain on investments                                    27,303,583
                                                          -----------
Net increase in net assets resulting from
  operations                                              $33,757,152
                                                          ===========

                        See Notes to Financial Statements
16

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended           Year Ended
                                                                                     October 31, 1997     October 31, 1996
                                                                                     ------------------   -----------------
From Operations
 Net investment income                                                                 $   6,453,569       $   8,303,695
 Net realized gain                                                                        26,030,582          13,764,508
 Net change in unrealized appreciation (depreciation)                                      1,273,001           6,532,321
                                                                                       -------------       -------------
 Increase in net assets resulting from operations                                         33,757,152          28,600,524
                                                                                       -------------       -------------
From Distributions to Shareholders
 Net investment income--Class A                                                           (6,482,244)         (8,803,953)
 Net investment income--Class B                                                             (177,737)           (164,704)
 Net realized gains--Class A                                                             (13,252,457)         (6,839,551)
 Net realized gains--Class B                                                                (398,476)           (129,752)
                                                                                       -------------       -------------
 Decrease in net assets from distributions to shareholders                               (20,310,914)        (15,937,960)
                                                                                       -------------       -------------
From Share Transactions
Class A
 Proceeds from sales of shares (701,929 and 906,746 shares, respectively)                 13,664,448          16,946,702
 Net asset value of shares issued from reinvestment of distributions (854,224 and
  703,569 shares, respectively)                                                           16,093,284          12,908,037
 Cost of shares repurchased (2,904,061 and 2,489,652 shares, respectively)               (56,421,242)        (46,749,267)
                                                                                       -------------       -------------
Total                                                                                    (26,663,510)        (16,894,528)
                                                                                       -------------       -------------
Class B
 Proceeds from sales of shares (131,986 and 125,709 shares, respectively)                  2,562,597           2,344,422
 Net asset value of shares issued from reinvestment of distributions (21,826 and
  11,529 shares, respectively)                                                               410,540             211,321
 Cost of shares repurchased (68,900 and 31,996 shares, respectively)                      (1,343,541)           (602,797)
                                                                                       -------------       -------------
Total                                                                                      1,629,596           1,952,946
                                                                                       -------------       -------------
 Decrease in net assets from share transactions                                          (25,033,914)        (14,941,582)
                                                                                       -------------       -------------
 Net decrease in net assets                                                              (11,587,676)         (2,279,018)
Net Assets
 Beginning of period                                                                     220,820,689         223,099,707
                                                                                       -------------       -------------
 End of period (including undistributed net investment income of
  $422,034 and $657,595, respectively)                                                 $ 209,233,013       $ 220,820,689
                                                                                       =============       =============


                        See Notes to Financial Statements
                                                                              17

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                                              Class A
                                           -----------------------------------------------------------------------------
                                                                      Year Ended October 31,
                                                1997            1996           1995            1994            1993
                                           --------------- --------------- -------------- --------------- --------------
Net asset value, beginning of period          $19.26          $18.23            $17.56         $19.34          $18.86
Income from investment operations
 Net investment income                          0.61(4)         0.70(4)           0.87           0.78            0.68
 Net realized and unrealized gain (loss)        2.54            1.68              1.04          (1.06)           1.53
                                             -----------     -----------    ----------      ---------      ----------
  Total from investment operations              3.15            2.38              1.91          (0.28)           2.21
                                             -----------     -----------    ----------      ---------      ----------
Less distributions
 Dividends from net investment income          (0.64)          (0.77)            (1.05)         (0.69)          (0.73)
 Dividends from net realized gains             (1.26)          (0.58)            (0.19)         (0.81)          (1.00)
                                             -----------     -----------    ----------      ---------      ----------
  Total distributions                          (1.90)          (1.35)            (1.24)         (1.50)          (1.73)
                                             -----------     -----------    ----------      ---------      ----------
Change in net asset value                       1.25            1.03              0.67          (1.78)           0.48
                                             -----------     -----------    ----------      ---------      ----------
Net asset value, end of period                $20.51          $19.26            $18.23         $17.56          $19.34
                                            ============    ============    ==========      =========      ==========
Total return(1)                                17.40%          13.55%            11.45%         (1.48)%         12.58%
Ratios/supplemental data:
Net assets, end of period (thousands)       $201,170        $214,874          $219,384       $226,294        $252,072
Ratio to average net assets of:
 Operating expenses                             1.12%           1.17%             1.18%          1.14%           1.15%
 Net investment income                          3.11%           3.75%             4.78%          4.27%           3.70%
Portfolio turnover                               152%            141%               79%            91%             94%
Average commission rate paid(5)              $0.0661         $0.0619          N/A                 N/A             N/A


                                                                             Class B
                                             -----------------------------------------------------------------------
                                                                                                       From
                                                                                                    Inception
                                                           Year Ended October 31,                   7/15/94 to
                                                1997              1996               1995            10/31/94
                                             ---------------   ---------------   ---------------   -----------------
Net asset value, beginning of period            $19.20           $18.17           $17.55            $17.59
Income from investment operations
 Net investment income                            0.46(4)          0.55(4)          0.70(4)           0.15
 Net realized and unrealized gain (loss)          2.52             1.68             1.07             (0.06)
                                               -----------       -----------      -----------        ---------
  Total from investment operations                2.98              2.23            1.77              0.09
                                               -----------       ----------       -----------        ---------
Less distributions
 Dividends from net investment income            (0.49)            (0.62)          (0.96)            (0.13)
 Dividends from net realized gains               (1.26)            (0.58)          (0.19)               --
                                               -----------       -----------      -----------        ---------
  Total distributions                             (1.75)           (1.20)          (1.15)            (0.13)
                                               -----------       -----------      -----------        ---------
Change in net asset value                          1.23             1.03            0.62             (0.04)
                                               -----------       -----------      -----------        ---------
Net asset value, end of period                  $20.43            $19.20          $18.17            $17.55
                                              ============      ============      ===========        =========
Total return(1)                                  16.49%            12.72%          10.59%             0.49%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)           $8,063            $5,947          $3,715              $856
Ratio to average net assets of:
 Operating expenses                               1.87%             1.92%           1.95%             1.83%(2)
 Net investment income                            2.33%             2.95%           3.92%             3.29%(2)
Portfolio turnover                                 152%              141%             79%               91%
Average commission rate paid(5)                $0.0661           $0.0619             N/A                N/A

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                        See Notes to Financial Statements
18

PHOENIX GROWTH FUND SERIES

INVESTOR PROFILE

     Phoenix Growth Fund is designed for investors seeking long-term capital appreciation.

INVESTMENT ADVISER'S REPORT

     Phoenix Growth Fund provided strong returns over the last 12 months. For the fiscal year ended October 31, 1997, Class A shares returned 24.81% and Class B shares earned 23.89%. For the same reporting period, the Standard & Poor's 500 Composite Stock Index returned 32.33%, and the average return for 799 growth funds was 27.28%, according to Lipper Analytical Services, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Strong stock selection in the energy, consumer cyclical and consumer staples sectors contributed to performance, particularly positions in Diamond Offshore Drilling, Philips Electronics, Liberty Media and Cisco Systems. However, some of our technology and capital goods holdings underperformed relative to the market. OUTLOOK

     The combination of moderate economic growth, low inflation, falling interest rates and good profit growth should continue to provide a positive environment for U.S. equities. Our focus continues to be on large- and mid-capitalization companies with above-average earnings growth potential, strong management capabilities and global markets.

     The Fund is overweighted in the health-care and financial services sectors, which are expected to provide good long-term growth opportunities. We are also overweighted in fast growing energy services companies, which we believe are in the early stages of a sustained secular upswing.

Phoenix Growth Fund Series
--------------------------------------------------------------------------------

[LINE CHART]

(tabular representation of plot points)

10/31/87         10000    9525
10/31/88         11449    10145
10/31/89         14451    12230
10/31/90         13364    12696
10/31/91         17841    16628
10/31/92         19618    17784
10/31/93         22540    19064
10/31/94         23427    19457
10/31/95         29615    24109
10/31/96         36782    28048
10/31/97         48672    35007

[/LINE CHART]

            Average Annual Total Returns for Periods Ending 10/31/97

                                                                 From Inception
                                                                   7/15/94 to
                                 1 Year   5 Years    10 Years       10/31/97
--------------------------------------------------------------------------------
Class A with 4.75% sales charge  18.88%     13.39%     13.40%            --
--------------------------------------------------------------------------------
Class A at net asset value       24.81%     14.51%     13.95%            --
--------------------------------------------------------------------------------
Class B with CDSC                19.89%        --         --          19.53%
--------------------------------------------------------------------------------
Class B at net asset value       23.89%        --         --          19.93%
--------------------------------------------------------------------------------
S&P 500 Stock Index*             32.33%     19.93%     17.15%         26.67%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (since inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not reflect sales charges.

Phoenix Growth Fund Series
--------------------------------------------------------------------------------

                         INVESTMENTS AT OCTOBER 31, 1997

                                       SHARES           VALUE
                                       -----------   --------------
COMMON STOCKS--83.5%
Air Freight--0.9%
 Federal Express Corp. (b)  ......     340,000      $ 22,695,000
                                                    ------------
Banks (Major Regional)--5.5%
 AmSouth Bancorporation  .........     145,000         6,969,062
 BankBoston Corp.  ...............     310,000        25,129,375
 Compass Bankshares, Inc.   ......     185,100         6,975,956
 Fleet Financial Group, Inc.   ...     385,000        24,760,313
 Mellon Bank Corp. ...............     800,000        41,250,000
 Nationsbank Corp. ...............     625,000        37,421,875
                                                    ------------
                                                     142,506,581
                                                    ------------
Banks (Money Center)--2.9%
 BankAmerica Corp. ...............     671,900        48,040,850
 Citicorp ........................     220,000        27,513,750
                                                    ------------
                                                      75,554,600
                                                    ------------
Broadcasting (Televison, Radio, &
Cable)--0.2%
 Chancellor Media Corp. (b) ......     105,100         5,767,363
                                                    ------------
Communications Equipment--1.5%
 Ciena Corp. (b)   ...............     250,000        13,750,000
 Lucent Technologies, Inc.  ......     317,100        26,140,931
                                                    ------------
                                                      39,890,931
                                                    ------------
Computers (Hardware)--4.2%
 International Business Machines     1,100,000       107,868,750
                                                    ------------
Corp.
Computers (Networking)--1.0%
 Cisco Systems, Inc. (b) .........     325,000        26,660,140
                                                    ------------
Computers (Peripherals)--1.5%
 EMC Corp. (b)  ..................     700,000        39,200,000
                                                    ------------
Computers (Software &
Services)--2.7%
 Adaptec, Inc. (b) ...............     600,000        29,062,500
 BMC Software, Inc. (b)  .........     400,000        24,150,000
 Compuware Corp. (b)  ............     225,000        14,878,125
 Edwards (J.D.) & Co. (b)   ......      64,500         2,193,000
                                                    ------------
                                                      70,283,625
                                                    ------------
Chemicals--1.3%
 Monsanto Co.   ..................     758,400        32,421,600
                                                    ------------
Chemicals (Specialty)--0.6%
 Solutia, Inc. (b) ...............     650,000        14,381,250
                                                    ------------
Distributors (Food & Health)--1.7%
 Cardinal Health, Inc.   .........     575,000        42,693,750
                                                    ------------
Electrical Equipment--2.0%
 General Electric Co. ............     762,300        49,215,994
 Honeywell, Inc.   ...............      35,100         2,388,994
                                                    ------------
                                                      51,604,988
                                                    ------------
Electronics (Instrumentation)--0.5%
 Linear Technology Corp. .........     190,000        11,946,250
                                                    ------------
Electronics (Semiconductors)--2.6%
 National Semiconductor Corp. (b)    1,050,000        37,800,000
 Texas Instruments, Inc. .........     270,000        28,805,625
                                                    ------------
                                                      66,605,625
                                                    ------------


                                       SHARES           VALUE
                                       -----------   --------------
Entertainment--1.9%
 Tele-Comm Liberty Media Group (b) ....1,400,000 .    $ 48,737,500
                                                      ------------
Financial (Diversified)--2.4%
 American Express Co. ............     505,000        39,390,000
 Franklin Resources, Inc.   ......     160,000        14,380,000
 Price (T. Rowe) Associates ......     135,200         8,957,000
                                                    ------------
                                                      62,727,000
                                                    ------------
Health Care (Diversified)--1.9%
 Bristol-Myers Squibb Co.   ......     550,000        48,262,500
                                                    ------------
Health Care (Drugs--Major
Pharmaceuticals)--7.2%
 Lilly (Eli) & Co. ...............     668,400        44,699,250
 Merck & Co., Inc. ...............     500,000        44,625,000
 Pfizer, Inc.   ..................   1,200,000        84,900,000
 Watson Pharmaceuticals, Inc. (b)      400,000        12,700,000
                                                    ------------
                                                     186,924,250
                                                    ------------
Health Care (Hospital
Management)--1.2%
 HBO & Co.   .....................     720,000        31,320,000
                                                    ------------
Health Care (Medical Products &
Supplies)--2.7%
 Guidant Corp.  ..................     774,300        44,522,250
 Medtronic, Inc.   ...............     600,000        26,100,000
                                                    ------------
                                                      70,622,250
                                                    ------------
Household Furn. & Appliances--0.5%
 Sunbeam Corp., Inc.  ............     300,000        13,593,750
                                                    ------------
Household Products
(Non-Durables)--1.0%
 Colgate-Palmolive Co.   .........     385,000        24,928,750
                                                    ------------
Insurance (Multi-Line)--2.9%
 Hartford Financial Services Group,    375,000        30,375,000
Inc.
 Travelers Group, Inc.   .........     625,000        43,750,000
                                                    ------------
                                                      74,125,000
                                                    ------------
Insurance (Property-Casualty)--1.8%
 Allstate Corp. ..................     550,000        45,615,625
                                                    ------------
Investment Banking/Brokerage--0.9%
 Merrill Lynch & Co., Inc.  ......     360,000        24,345,000
                                                    ------------
Machinery (Diversified)--1.2%
 Deere & Co. .....................     590,000        31,048,750
                                                    ------------
Manufacturing (Diversified)--1.5%
 Tyco International Ltd. .........   1,000,000        37,750,000
                                                    ------------
Oil (Domestic Integrated)--1.5%
 Tosco Corp. .....................   1,140,000        37,620,000
                                                    ------------
Oil & Gas (Drilling & Equipment)--7.9%
 BJ Services Co. (b)  ............     155,000        13,136,250
 Diamond Offshore Drilling, Inc.       640,000        39,840,000
 Halliburton Co.   ...............     800,000        47,700,000
 Nabors Industries, Inc. (b)   ...     425,000        17,478,125
 Schlumberger Ltd. ...............     500,000        43,750,000
 Transocean Offshore, Inc.  ......     800,000        43,200,000
                                                    ------------
                                                     205,104,375
                                                    ------------
Oil & Gas (Refining &
Marketing)--1.1%
 Santa Fe International Corp. (b)      560,000        27,545,000
                                                    ------------
See Notes to Financial Statements

Phoenix Growth Fund Series
--------------------------------------------------------------------------------

                                             SHARES           VALUE
                                             -----------   ---------------
Paper & Forest Products--0.9%
 Fort James Corp.  .....................     617,000      $   24,487,188
                                                          --------------
Personal Care--1.7%
 Gillette Co.   ........................     500,000          44,531,250
                                                          --------------
Retail (Building Supplies)--1.7%
 Home Depot, Inc.  .....................     780,000          43,387,500
                                                          --------------
Retail (Drug Stores)--3.3%
 CVS Corp.   ...........................     700,000          42,918,750
 Rite Aid Corp. ........................     700,000          41,562,500
                                                          --------------
                                                              84,481,250
                                                          --------------
Retail (Food Chains)--2.2%
 Safeway, Inc. (b) .....................   1,000,000          58,125,000
                                                          --------------
Retail (General Merchandise)--1.6%
 Borders Group, Inc. (b) ...............     625,000          16,210,938
 Staples, Inc. (b) .....................   1,000,000          26,250,000
                                                          --------------
                                                              42,460,938
                                                          --------------
Telecommunications
(Cellular/Wireless)--2.7%
 AirTouch Communications, Inc. (b)   ...   1,800,000          69,525,000
                                                          --------------
Tobacco--2.7%
 Philip Morris Companies, Inc. .........   1,750,000          69,343,750
                                                          --------------
TOTAL COMMON STOCKS
 (Identified cost $1,879,996,673)  .....................   2,156,692,079
                                                          --------------
FOREIGN COMMON STOCKS--10.6%
Banks (Major Regional)--0.3%
 Banco Rio de La Plata SA ADR
   (Argentina) (b) .....................     825,000           8,662,500
                                                          --------------
Biotechnology--2.6%
 Elan PLC Sponsored ADR (Ireland) (b)        221,200          11,032,350
 SmithKline Beecham PLC Sponsored
   ADR (United Kingdom) (b) ............   1,200,000          57,150,000
                                                          --------------
                                                              68,182,350
                                                          --------------
Household Furn. & Appliances--4.5%
 Philips Electronics NV ADR NY
   Registered (Netherlands) ............   1,500,000         117,562,500
                                                          --------------
Oil (Domestic Integrated)--0.9%
 YPF Sociedad Anonima Sponsored ADR
   Class D (Argentina)   ...............     735,000          23,520,000
                                                          --------------
Oil (International Integrated)--2.3%
 Elf Aquitane Sponsored ADR (France) (b)     950,000          58,662,500
                                                          --------------


                                     VALUE
                                   ---------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $181,238,257)     $  276,589,850
                                    --------------
TOTAL LONG-TERM INVESTMENTS--94.1%
 (Identified cost $2,061,234,930)    2,433,281,929
                                    --------------


                                      STANDARD
                                      & POOR'S        PAR
                                       RATING        VALUE
                                    (Unaudited)      (000)
                                    -------------   ---------
SHORT-TERM OBLIGATIONS--3.9%
Commercial Paper--3.9%
Associates Corp. of North
  America 5.73%, 11/3/97  ......... A-1+            $12,250             12,246,100
Deutsche Bank Financial, Inc.
  5.51%, 11/3/97 .................. A-1+              1,575              1,574,518
Merrill Lynch & Co., Inc.
  5.63%, 11/3/97 .................. A-1+             12,000             11,996,246
Wal-Mart Stores, Inc. 5.55%,
  11/4/97  ........................ A-1+             19,476             19,466,992
Deutsche Bank Financial, Inc.
  5.57%, 11/5/97 .................. A-1+             24,105             24,090,082
AT&T Corp. 5.60%, 11/6/97 ......... A-1+             20,000             19,984,444
AlliedSignal, Inc. 5.50%,
  11/10/97 ........................ A-1                 400                399,450
Corporate Asset Funding Co.,
  Inc. 5.52%, 11/12/97 ............ A-1+              1,250              1,247,720
Kellogg Co. 5.56%, 11/21/97  ...... A-1+              8,000              7,975,289
General Electric Capital Corp.
  5.58%, 11/26/97   ............... A-1+                850                846,623
Campbell Soup Co. 5.52%,
  1/9/98   ........................ A-1+                190                188,042
Beta Finance, Inc. 5.58%,
  3/12/98  ........................ A-1+              1,180              1,156,530
                                                                        ----------
                                                                       101,172,036
                                                                       -----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $101,171,750)..............................          101,172,036
                                                                       -----------
TOTAL INVESTMENTS--98.0%
 (Identified cost $2,162,406,680) ...........................        2,534,453,965(a)
 Cash and receivables, less liabilities--2.0% ...............           51,857,022
                                                                  ----------------
NET ASSETS--100.0%  .........................................     $  2,586,310,987
                                                                  ================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $427,589,665 and gross depreciation of $56,102,666 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $2,162,966,966.
(b) Non-income producing.

       22                             See Notes to Financial Statements

Phoenix Growth Fund Series
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997



Assets
Investment securities at value
  (Identified cost $2,162,406,680)                     $2,534,453,965
Short-term investments held as collateral for loaned
  securities                                               13,308,400
Cash                                                            3,377
Receivables
 Investment securities sold                                64,495,306
 Fund shares sold                                           2,418,914
 Dividends and interest                                     1,899,387
                                                       --------------
  Total assets                                          2,616,579,349
                                                       --------------
Liabilities
Payables
 Collateral on securities loaned                           13,308,400
 Investment securities purchased                           10,953,876
 Fund shares repurchased                                    3,049,196
 Investment advisory fee                                    1,494,692
 Distribution fee                                             615,359
 Transfer agent fee                                           409,890
 Financial agent fee                                           44,969
 Trustees' fee                                                  3,636
Accrued expenses                                              388,344
                                                       --------------
  Total liabilities                                        30,268,362
                                                       --------------
Net Assets                                             $2,586,310,987
                                                       ==============
Net Assets Consist of:
Capital paid in on shares of beneficial interest       $1,716,018,070
Accumulated net realized gain                             498,245,632
Net unrealized appreciation                               372,047,285
                                                       --------------
Net Assets                                             $2,586,310,987
                                                       ==============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,518,288,840)    90,493,451
Net asset value per share                              $        27.83
Offering price per share
  $27.83/(1-4.75%)                                     $        29.22
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $68,022,147)   2,472,870
Net asset value and offering price per share           $        27.51



                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1997



Investment Income
Dividends                                                 $ 27,254,978
Interest                                                    13,218,976
Security lending                                               212,693
                                                          ------------
  Total investment income                                   40,686,647
                                                          ------------
Expenses
Investment advisory fee                                     16,439,785
Distribution fee--Class A                                    6,077,417
Distribution fee--Class B                                      589,972
Financial agent fee                                            540,063
Transfer agent                                               3,475,347
Printing                                                       436,266
Custodian                                                      142,661
Registration                                                    44,577
Professional                                                    35,805
Trustees                                                        19,652
Miscellaneous                                                   56,974
                                                          ------------
  Total expenses                                            27,858,519
                                                          ------------
Net investment income                                       12,828,128
                                                          ------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                            499,375,470
Net realized loss on foreign currency transactions             (88,868)
Net change in unrealized appreciation (depreciation) on
  investments                                               37,069,225
                                                          ------------
Net gain on investments                                    536,355,827
                                                          ------------
Net increase in net assets resulting from
  operations                                              $549,183,955
                                                          ============



See Notes to Financial Statements
                                            23

Phoenix Growth Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                      Year Ended           Year Ended
                                                                                   October 31, 1997     October 31, 1996
                                                                                   ------------------   -----------------
From Operations
 Net investment income                                                              $   12,828,128       $   18,992,565
 Net realized gain                                                                     499,286,602          403,021,799
 Net change in unrealized appreciation (depreciation)                                   37,069,225          (60,960,282)
                                                                                    --------------       --------------
 Increase in net assets resulting from operations                                      549,183,955          361,054,082
                                                                                    --------------       --------------
From Distributions to Shareholders
 Net investment income--Class A                                                        (17,472,939)         (22,644,345)
 Net investment income--Class B                                                            (64,123)             (98,685)
 Net realized gains--Class A                                                          (395,993,712)        (149,324,628)
 Net realized gains--Class B                                                            (8,267,051)          (1,479,427)
                                                                                    --------------       --------------
 Decrease in net assets from distributions to shareholders                            (421,797,825)        (173,547,085)
                                                                                    --------------       --------------
From Share Transactions
Class A
 Proceeds from sales of shares (10,576,129 and 9,835,907 shares, respectively)         270,447,275          250,496,105
 Net asset value of shares issued from reinvestment of distributions
  (16,237,740 and 6,641,514 shares, respectively)                                      381,717,419          158,927,977
 Cost of shares repurchased (23,676,500 and 21,426,723 shares, respectively)          (604,530,141)        (546,897,194)
                                                                                    --------------       --------------
Total                                                                                   47,634,553         (137,473,112)
                                                                                    --------------       --------------
Class B
 Proceeds from sales of shares (938,817 and 1,000,869 shares, respectively)             23,549,010           25,339,947
 Net asset value of shares issued from reinvestment of distributions
  (325,555 and 59,359 shares, respectively)                                              7,574,359            1,409,232
 Cost of shares repurchased (493,546 and 171,122 shares, respectively)                 (12,629,905)          (4,348,366)
                                                                                    --------------       --------------
Total                                                                                   18,493,464           22,400,813
                                                                                    --------------       --------------
 Increase (decrease) in net assets from share transactions                              66,128,017         (115,072,299)
                                                                                    --------------       --------------
 Net increase in net assets                                                            193,514,147           72,434,698
Net Assets
 Beginning of period                                                                 2,392,796,840        2,320,362,142
                                                                                    --------------       --------------
 End of period (including undistributed net investment income of $0 and
  $4,797,802, respectively)                                                         $2,586,310,987       $2,392,796,840
                                                                                    ==============       ==============


       24                             See Notes to Financial Statements

Phoenix Growth Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                        Class A
                                        ---------------------------------------
                                                Year Ended October 31,
                                              1997                1996
                                        ------------------- -------------------
Net asset value, beginning of period      $    26.87          $    24.92
Income from investment operations(5)
 Net investment income                          0.14  (4)           0.20  (4)
 Net realized and unrealized gain               5.62                3.63
                                          --------------      --------------
  Total from investment operations              5.76                3.83
                                          --------------      --------------
Less distributions
 Dividends from net investment income           ( 0.21)             ( 0.25)
 Dividends from net realized gains              ( 4.59)             ( 1.63)
                                          --------------      --------------
  Total distributions                           ( 4.80)             ( 1.88)
                                          --------------      --------------
Change in net asset value                       0.96                1.95
                                          --------------      --------------
Net asset value, end of period            $    27.83          $    26.87
                                          ==============      ==============
Total return(1)                                24.81  %            16.34  %
Ratios/supplemental data:
Net assets, end of period (thousands)     $2,518,289          $2,347,471
Ratio to average net assets of:
 Operating expenses                             1.10  %             1.17  %
 Net investment income                          0.53  %             0.80  %
Portfolio turnover                                 196%                116%
Average commission rate paid(6)           $     0.0518        $     0.0534



                                             1995             1994             1993
                                        ---------------- ---------------- ----------------
Net asset value, beginning of period     $      21.24     $      21.53     $      20.76
Income from investment operations(5)
 Net investment income                           0.26             0.26             0.32
 Net realized and unrealized gain                4.53             0.17             1.15
                                         ------------     ------------     ------------
  Total from investment operations               4.79             0.43             1.47
                                         ------------     ------------     ------------
Less distributions
 Dividends from net investment income           (0.30)           (0.24)           (0.32)
 Dividends from net realized gains              (0.81)           (0.48)           (0.38)
                                         ------------     ------------     ------------
  Total distributions                           (1.11)           (0.72)           (0.70)
                                         ------------     ------------     ------------
Change in net asset value                        3.68            (0.29)            0.77
                                         ------------     ------------     ------------
Net asset value, end of period           $      24.92     $      21.24     $      21.53
                                         ============     ============     ============
Total return(1)                                 23.91%            2.06%            7.20%
Ratios/supplemental data:
Net assets, end of period (thousands)    $2,300,251       $2,140,458       $2,563,442
Ratio to average net assets of:
 Operating expenses                              1.20%            1.19%            1.18%
 Net investment income                           0.92%            1.22%            1.55%
Portfolio turnover                                109%             118%             176%
Average commission rate paid(6)               N/A              N/A              N/A


                                                                        Class B
                                          --------------------------------------------------------------------
                                                                                                 From
                                                                                              Inception
                                                       Year Ended October 31,                 7/15/94 to
                                               1997                 1996         1995          10/31/94
                                          ------------------   ------------   ------------   -----------------
Net asset value, beginning of period         $ 26.63            $24.74         $ 21.19          $   20.48
Income from investment operations(5)
 Net investment income (loss)                    (0.06) (4)          --(4)          --(4)            0.01
 Net realized and unrealized gain               5.57              3.61            4.60               0.70
                                             ---------          ---------      ---------        ---------
  Total from investment operations              5.51              3.61            4.60               0.71
                                             ---------          ---------      ---------        ---------
Less distributions
 Dividends from net investment income           ( 0.04)          ( 0.09)         (0.24)                --
 Dividends from net realized gains              ( 4.59)          ( 1.63)         (0.81)                --
                                             ---------          ---------      ---------        ---------
  Total distributions                           ( 4.63)          ( 1.72)         (1.05)                --
                                             ---------          ---------      ---------        ---------
Change in net asset value                       0.88              1.89            3.55               0.71
                                             ---------          ---------      ---------        ---------
Net asset value, end of period               $ 27.51            $26.63         $ 24.74          $   21.19
                                             =========          =========      =========        =========
Total return(1)                                23.89  %         15.48  %         23.02%              3.47%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)        $  68,022         $ 45,326        $20,111          $   2,966
Ratio to average net assets of:
 Operating expenses                             1.85  %          1.93  %          1.97%              1.87%(2)
 Net investment income                        ( 0.25  %)         0.01  %          0.01%              0.32%(2)
Portfolio turnover                                 196%             116%           109%               118%
Average commission rate paid(6)              $  0.0518         $ 0.0534          N/A              N/A

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


See Notes to Financial Statements
                                            25

PHOENIX AGGRESSIVE GROWTH FUND SERIES

INVESTOR PROFILE
     Phoenix Aggressive Growth Fund is designed for long-term investors willing to assume above-average risk in return for above-average capital growth potential.

INVESTMENT ADVISER'S REPORT

     Phoenix Aggressive Growth Fund posted double-digit returns over this latest reporting cycle. For the 12 months ended October 31, 1997, Class A shares returned 19.67% and
Class B shares earned 18.70%. During the same period, the Russell 2000 Growth Index returned 21.17%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Over reasonably long time frames, small and mid-sized companies are generally able to achieve more rapid growth in sales and net income than larger, well-established companies. We believe that above-average growth leads to above-average stock market performance over time. The Russell 2000 Growth Index is an unmanaged index of companies with characteristics that are more representative of those the Fund favors than is the S&P 500 Index. As a result, the Fund's benchmark has been changed from the S&P 500 Index to the Russell 2000 Growth Index.

     Over the last year, we have experienced significant swings in world equity markets. The U.S. market was clearly driven by large-capitalization stocks in the first six months of the fiscal year. This trend began to slow, allowing our holdings to post good gains in the past six months.

     The Fund has focused on mid-cap stocks, which offer more opportunities for thematic investing, higher sales and earnings growth rates and more attractive valuations compared with large-cap stocks. Moreover, mid-cap stocks have less international earnings exposure than large- cap multinationals, which should help insulate them against international earnings disappoint-ments given our concern over ongoing problems in Asia and South America.
     Performance was helped by our Energy Technology theme, which is capitalizing on rising global energy demand. This theme represents companies that provide productivity-enhancing solutions to the world's exploration and production companies. Internet Commerce Ignition, a new theme, represents companies benefiting from the explosive growth of the number of people and businesses utilizing the Internet for retailing, advertising and business-to-business commerce. Unfortunately, the Fund's performance was hindered by its technology and consumer cyclical holdings.

OUTLOOK
     We believe the Fund is well-positioned for the current investment climate, which is characterized by worries of the Asian contagion. Our long-term outlook remains constructive. Although valuation levels have risen for most of the market, the economy continues to grow, inflation remains benign and the outlook for overall corporate earnings is still positive. Our driving investment themes should serve us well in this climate. As of October 31, the Fund's asset allocation mix was 96% equities and 4% cash equivalents.

Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------

[LINE CHART]

(tabular representation of plot points)

               S&P 500           Aggressive       Russell 2000
             Stock Index*  Growth Fund - Class A  Growth Index
10/31/87        10,000             9,525              9,525
10/31/88        11,449             9,843              9,958
10/31/89        14,451            11,673             11,809
10/31/90        13,364            10,123             10,241
10/31/91        17,841            14,171             14,336
10/31/92        19,618            15,146             15,322
10/31/93        22,540            17,327             17,529
10/31/94        23,427            17,392             17,594
10/31/95        29,615            23,503             23,777
10/31/96        36,782            27,599             27,921
10/31/97        48,672            33,027             33,412

[/LINE CHART]


            Average Annual Total Returns for Periods Ending 10/31/97

                                                                  From Inception
                                                                   7/21/94 to
                                   1 Year    5 Years    10 Years     10/31/97
--------------------------------------------------------------------------------
  Class A with 4.75% sales charge   13.98%     15.75%     12.82%         --
--------------------------------------------------------------------------------
  Class A at net asset value        19.67%     16.87%     13.37%         --
--------------------------------------------------------------------------------
  Class B with CDSC                 14.70%        --         --       20.95%
--------------------------------------------------------------------------------
  Class B at net asset value        18.70%        --         --       21.34%
--------------------------------------------------------------------------------
  Russell 2000 Growth Index*        21.17%     15.94%     14.11%      19.65%
--------------------------------------------------------------------------------
  S&P 500 Stock Index**             32.33%     19.93%     17.15%      26.91%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (since inception 7/21/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index generally have higher price-to-book and price-earnings ratios than those in the Russell 2000 Value Index.

**The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500's performance does not reflect sales charges.

Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1997





See Notes to Financial Statements

                                                  SHARES        VALUE
                                                  ---------   ------------
COMMON STOCKS--90.9%
Airlines--3.7%
 AMR Corp. (b)  .................................   35,000     $ 4,075,313
 Southwest Airlines Co.  ........................  100,000       3,262,500
 U.S. Air Group, Inc. (b)   .....................   50,000       2,343,750
                                                               -----------
                                                                 9,681,563
                                                               -----------
Banks (Major Regional)--2.4%
 Southtrust Corp.  ..............................   50,000       2,400,000
 Zions Bancorporation ...........................  100,000       3,887,500
                                                               -----------
                                                                 6,287,500
                                                               -----------
Biotechnology--4.2%
 BioChem Pharma, Inc. (b)   .....................  100,000       2,506,250
 Centocor, Inc. (b)   ...........................   50,000       2,200,000
 Immunex Corp. (b) ..............................   95,000       6,080,000
                                                               -----------
                                                                10,786,250
                                                               -----------
Broadcasting (Televison, Radio & Cable)--4.1%
 Clear Channels Communications, Inc. (b)   ......   60,000       3,960,000
 Heftel Broadcasting Corp. Class A (b)  .........   25,000       1,662,500
 Univision Communications, Inc. Class A (b)         80,000       4,960,000
                                                               -----------
                                                                10,582,500
                                                               -----------
Communications Equipment--8.3%
 Antec Corp. (b)   ..............................   76,100       1,198,575
 Ciena Corp. (b)   ..............................   55,000       3,025,000
 Intermedia Communications, Inc. (b) ............  100,000       4,537,500
 Lucent Technologies, Inc.  .....................   50,000       4,121,875
 Newbridge Networks Corp. (b)  ..................   40,000       2,120,000
 Nextel Communications, Inc. Class A (b)   ......  100,000       2,625,000
 QUALCOMM, Inc. (b)   ...........................   70,000       3,946,250
                                                               -----------
                                                                21,574,200
                                                               -----------
Computers (Hardware)--0.6%
 Compaq Computer Corp. (b)  .....................   25,000       1,593,750
                                                               -----------
Computers (Networking)--1.5%
 Bay Networks, Inc. (b)  ........................  125,000       3,953,125
                                                               -----------
Computers (Software & Services)--10.0%
 America Online, Inc. (b)   .....................   50,000       3,850,000
 Citrix Systems, Inc. (b)   .....................   71,500       5,250,781
 Concord Communications, Inc. (b) ...............   57,300       1,017,075
 Excite, Inc. (b)  ..............................   50,000       1,246,875
 Genesys Telecommunications Laboratories,
    Inc. (b) ....................................   50,000       1,600,000
 Intuit, Inc. (b)  ..............................   50,000       1,631,250
 Microsoft Corp. (b)  ...........................   35,000       4,550,000
 Pinnacle Systems, Inc. (b) .....................   75,000       2,025,000
 RWD Technologies, Inc. (b) .....................   26,200         589,500
 Security Dynamics Technologies, Inc. (b)  ......   50,000       1,693,750
 Veritas Software Corp. (b) .....................   60,000       2,497,500
                                                               -----------
                                                                25,951,731
                                                               -----------
Consumer Finance--1.8%
 Providian Financial Corp.  .....................  125,000       4,625,000
                                                               -----------
Electrical Equipment--1.0%
 Westinghouse Electric Corp.   ..................  100,000       2,643,750
                                                               -----------


                                                  SHARES         VALUE
                                                  ---------   ------------
Electronics (Instrumentation)--0.5%
 Uniphase Corp. (b)   ...........................   20,000     $ 1,342,500
                                                               -----------
Financial (Diversified)--2.1%
 Amresco, Inc. (b) ..............................  100,000       3,137,500
 Paine Webber Group, Inc.   .....................   50,000       2,209,375
                                                               -----------
                                                                 5,346,875
                                                               -----------
Footwear--1.1%
 Stage Stores, Inc. (b)  ........................   80,000       2,920,000
                                                               -----------
Health Care (Diversified)--2.3%
 Pharmacopeia, Inc. (b)  ........................  100,000       1,762,500
 Warner-Lambert Co.   ...........................   30,000       4,295,625
                                                               -----------
                                                                 6,058,125
                                                               -----------
Health Care (Drugs--Major Pharmaceuticals)--6.3%
 Agouron Pharmaceuticals, Inc. (b)   ............   25,000       1,140,625
 Coulter Pharmaceutical, Inc. (b) ...............  125,000       1,796,875
 Dura Pharmaceuticals, Inc. (b)   ...............  100,000       4,837,500
 Guilford Pharmaceuticals, Inc. (b)  ............   50,000       1,218,750
 Medicis Pharmaceuticals Corp. Class A (b)       .  40,000       1,925,000
 Pfizer, Inc.   .................................   75,000       5,306,250
                                                               -----------
                                                                16,225,000
                                                               -----------
Health Care (Hospital Management)--1.5%
 HBO & Co.   ....................................   90,000       3,915,000
                                                               -----------
Health Care (Medical Products & Supplies)--5.1%
 Arterial Vascular Engineering, Inc. (b)   ......   70,000       3,718,750
 Guidant Corp.  .................................  125,000       7,187,500
 IDEC Pharmaceuticals Corp. (b)   ...............   60,000       2,287,500
                                                               -----------
                                                                13,193,750
                                                               -----------
Household Furn. & Appliances--3.6%
 Pier 1 Imports, Inc. ...........................  240,000       4,380,000
 Sunbeam Corp., Inc.  ...........................  110,000       4,984,375
                                                               -----------
                                                                 9,364,375
                                                               -----------
Insurance (Multi-Line)--0.2%
 PAULA Financial (b)  ...........................   20,000         505,000
                                                               -----------
Investment Banking/Brokerage--1.1%
 Merrill Lynch & Co., Inc.  .....................   40,000       2,705,000
                                                               -----------
Lodging--Hotels--1.5%
 CKE Restaurants, Inc.   ........................  100,000       3,993,750
                                                               -----------
Metals Mining--0.5%
 NS Group, Inc. (b)   ...........................   50,000       1,337,500
                                                               -----------
Oil (Domestic Integrated)--1.6%
 Brown (Tom), Inc. (b)   ........................  125,000       3,093,750
 Forcenergy, Inc. (b) ...........................   30,000         978,750
                                                               -----------
                                                                 4,072,500
                                                               -----------
Oil & Gas (Exploration & Production)--2.0%
 Ocean Energy, Inc. (b)  ........................   30,000       1,852,500
 Santa Fe Energy Resources, Inc. (b) ............  250,000       3,265,625
                                                               -----------
                                                                 5,118,125
                                                               -----------


See Notes to Financial Statements
28

Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------




                                                  SHARES         VALUE
                                                  ---------   -------------
Oil & Gas (Drilling & Equipment)--12.4%
 BJ Services Co. (b)  ...........................   70,000     $  5,932,500
 Camco International, Inc.  .....................   50,000        3,612,500
 Diamond Offshore Drilling, Inc.  ...............   60,000        3,735,000
 Falcon Drilling Co., Inc. (b) ..................  100,000        3,637,500
 Nabors Industries, Inc. (b)   ..................  150,000        6,168,750
 Transocean Offshore, Inc.  .....................   50,000        2,700,000
 UTI Energy Corp. (b) ...........................  100,000        4,462,500
 Veritas DGC, Inc. (b)   ........................   50,000        2,046,875
                                                               ------------
                                                                 32,295,625
                                                               ------------
Publishing--1.5%
 HSN, Inc. (b)  .................................  100,000        4,000,000
                                                               ------------
Retail (General Merchandise)--1.1%
 A.C. Moore Arts & Crafts, Inc. (b)  ............   14,000          212,625
 Abercrombie & Fitch Co. Class A (b) ............  100,000        2,600,000
                                                               ------------
                                                                  2,812,625
                                                               ------------
Services (Commercial & Consumer)--0.9%
 ABR Information Services, Inc. (b)  ............  100,000        2,350,000
                                                               ------------
Telecommunications (Cellular/Wireless)--2.4%
 AirTouch Communications, Inc. (b)   ............  100,000        3,862,500
 Qwest Communications International, Inc. (b) .     40,000        2,470,000
                                                               ------------
                                                                  6,332,500
                                                               ------------
Telecommunications (Long Distance)--1.6%
 Star Telecommunication, Inc. (b) ...............  175,000        4,046,875
                                                               ------------
Telephone--4.0%
 ICG Communications, Inc. (b)  ..................  150,000        3,450,000
 Pacific Gateway Exchange, Inc. (b)  ............   55,000        2,103,750
 Teleport Communications Group, Inc.
    Class A (b) .................................  100,000        4,837,500
                                                               ------------
                                                                 10,391,250
                                                               ------------
TOTAL COMMON STOCKS
 (Identified cost $221,798,758)  ........................     236,005,744
                                                             ------------


                                                  SHARES          VALUE
                                                  ---------   -------------
FOREIGN COMMON STOCKS--4.7%
Biotechnology--1.9%
 Elan PLC Sponsored ADR (Ireland) (b)   .........  100,000     $  4,987,500
                                                               ------------
Communications Equipment--0.7%
 RSL Communications, Ltd. (Bermuda) (b) .........   76,000        1,786,000
                                                               ------------
Computers (Software & Services)--1.0%
 Check Point Software Technologies Ltd.
    (Israel) (b)   ..............................   62,200        2,651,275
                                                               ------------
Oil & Gas (Drilling & Equipment)--1.1%
 Coflexip SA Sponsored ADR (France)  ............   50,000        2,750,000
                                                               ------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $11,387,942) ..................                12,174,775
                                                               ------------
TOTAL LONG-TERM INVESTMENTS--95.6%
 (Identified cost $233,186,700)   ...............               248,180,519
                                                               ------------


                                                  STANDARD
                                                  & POOR'S       PAR
                                                   RATING       VALUE
                                                 (Unaudited)    (000)
                                                 ------------- ---------
SHORT-TERM OBLIGATIONS--4.0%
Commercial Paper--4.0%
 Associates Corporation of
    North America 5.73%,
    11/3/97 (b)   ..............................    A-1+       $10,270     10,266,730
                                                                               -------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $10,266,730)   ...............                           10,266,730
                                                                         -------------
TOTAL INVESTMENTS--99.6%
 (Identified cost $243,453,430)  ...............                              258,447,249(a)
 Cash and receivables, less liabilities--0.4%                               1,166,276
                                                                         ----------------
NET ASSETS--100.0%   ...........................                           $  259,613,525
                                                                         ================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,671,323 and gross depreciation of $11,061,919 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $243,837,845.
(b) Non-income producing.

See Notes to Financial Statements
                                            29

Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1997


Assets
Investment securities at value
  (Identified cost $243,453,430)                            $258,447,249
Short-term investments held as collateral for loaned
  securities                                                  20,087,632
Cash                                                               5,469
Receivables
 Investment securities sold                                    1,428,817
 Fund shares sold                                                222,606
 Dividends and interest                                           10,450
                                                            ------------
  Total assets                                               280,202,223
                                                            ------------
Liabilities
Payables
 Collateral on securities loaned                              20,087,632
 Fund shares repurchased                                         147,605
 Investment advisory fee                                         164,760
 Transfer agent fee                                               39,230
 Distribution fee                                                 68,315
 Financial agent fee                                              11,283
 Trustees' fee                                                     3,636
Accrued expenses                                                  66,237
                                                            ------------
  Total liabilities                                           20,588,698
                                                            ------------
Net Assets                                                  $259,613,525
                                                            ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $192,874,610
Accumulated net realized gain                                 51,745,096
Net unrealized appreciation                                   14,993,819
                                                            ------------
Net Assets                                                  $259,613,525
                                                            ============
Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $246,002,105)            14,303,846
Net asset value per share                                   $      17.20
Offering price per share
  $17.20/(1-4.75%)                                          $      18.06
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $13,611,420)               812,371
Net asset value and offering price per share                $      16.76


                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1997


Investment Income
Dividends                                                 $    855,997
Interest                                                       679,291
Security lending                                               136,950
                                                          ------------
 Total investment income                                     1,672,238
                                                          ------------
Expenses
Investment advisory fee                                      1,735,384
Distribution fee--Class A                                      588,719
Distribution fee--Class B                                      124,245
Financial agent fee                                            113,460
Transfer agent                                                 357,665
Printing                                                        56,110
Registration                                                    30,447
Professional                                                    22,459
Custodian                                                       21,651
Trustees                                                        19,598
Miscellaneous                                                    8,070
                                                          ------------
 Total expenses                                              3,077,808
                                                          ------------
Net investment loss                                         (1,405,570)
                                                          ------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                             54,155,507
Net change in unrealized appreciation (depreciation) on
  investments                                               (8,722,108)
                                                          ------------
Net gain on investments                                     45,433,399
                                                          ------------
Net increase in net assets resulting from
  operations                                              $ 44,027,829
                                                          ============


       30                             See Notes to Financial Statements

Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                      Year Ended           Year Ended
                                                                                   October 31, 1997     October 31, 1996
                                                                                   ------------------   -----------------
From Operations
 Net investment loss                                                                $   (1,405,570)      $   (1,821,362)
 Net realized gain                                                                      54,155,507           39,039,816
 Net change in unrealized appreciation (depreciation)                                   (8,722,108)          (4,196,804)
                                                                                    --------------       --------------
 Increase in net assets resulting from operations                                       44,027,829           33,021,650
                                                                                    --------------       --------------
From Distributions to Shareholders
 Net investment income--Class A                                                                 --             (230,621)
 Net investment income--Class B                                                                 --                   --
 Net realized gains--Class A                                                           (33,833,409)         (24,390,155)
 Net realized gains--Class B                                                            (1,733,847)            (370,937)
                                                                                    --------------       --------------
 Decrease in net assets from distributions to shareholders                             (35,567,256)         (24,991,713)
                                                                                    --------------       --------------
From Share Transactions
Class A
 Proceeds from sales of shares (4,764,191 and 20,593,244 shares, respectively)          76,429,442          339,736,195
 Net asset value of shares issued from reinvestment of distributions
  (2,152,050 and 1,566,906 shares, respectively)                                        31,462,960           22,579,121
 Cost of shares repurchased (6,476,002 and 19,216,354 shares, respectively)           (103,491,166)        (316,940,541)
                                                                                    --------------       --------------
Total                                                                                    4,401,236           45,374,775
                                                                                    --------------       --------------
Class B
 Proceeds from sales of shares (787,300 and 739,574 shares, respectively)               12,236,599           12,090,017
 Net asset value of shares issued from reinvestment of distributions
  (104,653 and 23,041 shares, respectively)                                              1,500,729              329,024
 Cost of shares repurchased (711,043 and 277,273 shares, respectively)                 (10,939,843)          (4,550,009)
                                                                                    --------------       --------------
Total                                                                                    2,797,485            7,869,032
                                                                                    --------------       --------------
 Increase in net assets from share transactions                                          7,198,721           53,243,807
                                                                                    --------------       --------------
 Net increase in net assets                                                             15,659,294           61,273,744
Net Assets
 Beginning of period                                                                   243,954,231          182,680,487
                                                                                    --------------       --------------
 End of period (including undistributed net investment income of $0 and
  $0, respectively)                                                                 $  259,613,525       $  243,954,231
                                                                                    ==============       ==============


See Notes to Financial Statements
                                            31

Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                                Class A
                                           ----------------------------------------------------------------------------------
                                                                         Year Ended October 31,
                                               1997                1996              1995           1994           1993
                                           ----------------- ------------------ --------------- -------------- --------------
Net asset value, beginning of period          $ 16.84           $ 16.51           $   13.33      $    14.56     $    13.56
Income from investment operations(5)
 Net investment income (loss)                    ( 0.08)(4)        ( 0.13)(4)          0.06(4)         0.27           0.22
 Net realized and unrealized gain (loss)         2.95              2.64                4.21           (0.21)          1.62
                                              ---------         ------------      -----------    ----------     ----------
  Total from investment operations               2.87              2.51                4.27            0.06           1.84
                                              ---------         ------------      -----------    ----------     ----------
Less distributions
 Dividends from net investment income                --            ( 0.02)            (0.19)          (0.22)         (0.23)
 Dividends from net realized gains               ( 2.51)           ( 2.16)            (0.90)          (1.07)         (0.61)
                                              ---------         ------------      -----------    ----------     ----------
  Total distributions                            ( 2.51)           ( 2.18)            (1.09)          (1.29)         (0.84)
                                              ---------         ------------      -----------    ----------     ----------
Change in net asset value                        0.36              0.33                3.18           (1.23)          1.00
                                              ---------         ------------      -----------    ----------     ----------
Net asset value, end of period                $ 17.20           $ 16.84           $   16.51      $    13.33     $    14.56
                                              =========         ============      ===========    ==========     ==========
Total return(1)                                 19.67  %          17.43  %            35.14%           0.37%         14.15%
Ratios/supplemental data:
Net assets, end of period (thousands)         $ 246,002         $233,488          $180,288       $140,137       $143,035
Ratio to average net assets of:
 Operating expenses                              1.20  %           1.20  %             1.29%           1.26%          1.17%
 Net investment income (loss)                    ( 0.53)%          ( 0.81)%            0.43%           1.97%          1.58%
Portfolio turnover                                 518 %             401 %              331%            306%           192%
Average commission rate paid(6)               $  0.0586         $  0.0655            N/A             N/A            N/A


                                                                             Class B
                                          ------------------------------------------------------------------------------
                                                            Year Ended October 31,
                                                                                                           From
                                                                                                        Inception
                                                                                                        7/21/94 to
                                              1997                1996                1995               10/31/94
                                          -----------------   -----------------   ------------------   -----------------
Net asset value, beginning of period         $ 16.57             $ 16.38             $   13.31            $   13.09
Income from investment operations(5)
 Net investment income (loss)                   ( 0.20)(4)          ( 0.25)(4)           (0.12) (4)            0.02
 Net realized and unrealized gain               2.90                2.60                  4.26                 0.20
                                             ---------           ---------           ---------            ---------
  Total from investment operations              2.70                2.35                  4.14                 0.22
                                             ---------           ---------           ---------            ---------
Less distributions
 Dividends from net investment income               --                  --               (0.17)                  --
 Dividends from net realized gains              ( 2.51)             ( 2.16)              (0.90)                  --
                                             ---------           ---------           ---------            ---------
  Total distributions                           ( 2.51)             ( 2.16)              (1.07)                  --
                                             ---------           ---------           ---------            ---------
Change in net asset value                       0.19                0.19                  3.07                 0.22
                                             ---------           ---------           ---------            ---------
Net asset value, end of period               $ 16.76             $ 16.57             $   16.38            $   13.31
                                             =========           =========           =========            =========
Total return(1)                                18.70  %            16.52  %             34.15 %                1.68%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)        $  13,611           $  10,466           $   2,393            $     330
Ratio to average net assets of:
 Operating expenses                             1.96  %             1.95  %              2.04 %                1.81%(2)
 Net investment income (loss)                   ( 1.28)%            ( 1.57)%             (0.83)%               1.45%(2)
Portfolio turnover                                518 %               401 %               331 %                 306%
Average commission rate paid(6)              $  0.0586           $  0.0655             N/A                  N/A

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


       32                             See Notes to Financial Statements

PHOENIX HIGH YIELD FUND SERIES

INVESTOR PROFILE
     Phoenix High Yield Fund is appropriate for aggressive investors seeking high current income as well as the potential for long-term capital appreciation. The Fund invests in corporate and government securities issued by the U.S. and emerging-market countries. Foreign investing involves special risks, such as currency fluctuation, less public disclosure and economic and political risks.
INVESTMENT ADVISER'S REPORT
     The Phoenix High Yield Fund continued to provide investors with above-average returns. For the 12 months ended October 31, 1997, Class A shares provided a total return of 15.03% and Class B shares earned 14.18% compared with a return of 14.75% for CS First Boston High Yield Index. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     The most significant contributor to the Fund's strong performance over the last 12 months was our shift into international high-yield issues, particularly companies domiciled in Europe. Our overweighting in high-yield issues in the oil and gas sector as well as telecommunications and media companies also helped performance.


OUTLOOK
     We will continue, selectively, to take advantage of undervalued credits within the high-yield sector. Areas we believe will provide good returns for the portfolio include international high-yield issues. The Fund is well-diversified by country, and we believe the outlook for global high-yield issues remains positive. We also believe such domestic industries as telecommunications and media, which are currently out of favor, offer good long-term appreciation potential.

Phoenix High Yield Fund Series
--------------------------------------------------------------------------------

[LINE CHART]

(tabular representation of plot points)

          CS First Boston     High Yield Fund
          High Yield Index*      - Class A
10/31/87        10000              9525
10/31/88        11992.6            11137
10/31/89        12173.5            11208
10/31/90        11091              10649
10/31/91        16094.8            13500
10/31/92        18572.8            15697
10/31/93        22109.2            19131
10/31/94        22474.1            18640
10/31/95        25899.3            20725
10/31/96        28611.3            24031
10/31/97        32830.8            27644

[/LINE CHART]

            Average Annual Total Returns for Periods Ending 10/31/97

                                                                 From Inception
                                                                  2/16/94 to
                                  1 Year    5 Years     10 Years   10/31/97
-------------------------------------------------------------------------------
Class A with 4.75% sales charge      9.57%     10.89%   10.75 %         --
-------------------------------------------------------------------------------
Class A at net asset value          15.03%     11.98%   11.29%          --
-------------------------------------------------------------------------------
Class B with CDSC                   10.18%        --       --         7.74%
-------------------------------------------------------------------------------
Class B at net asset value          14.18%        --       --         8.16%
-------------------------------------------------------------------------------
CS First Boston High Yield Index*   14.75%     12.07%   12.62%       10.03%**
-------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (since inception 2/16/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The CS First Boston High Yield Index is an unmanaged but commonly used index that tracks the returns of all new publicly offered debt of more than $75 million rated below BBB or BBB/BB+. The index's performance does not reflect sales charges.

**Index information from 2/28/94 to 10/31/97.

Phoenix High Yield Fund Series
--------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1997



                                                     MOODY'S
                                                      BOND        PAR
                                                     RATING      VALUE
                                                   (Unaudited)   (000)         VALUE
                                                  ------------- ---------   -------------
U.S. GOVERNMENT AND AGENCY SECURITIES--3.5%
U.S. Treasury Notes--3.5%
 U.S. Treasury Notes 6.125%,
    8/15/07  .................................... Aaa            $20,000     $20,437,500
                                                                             -----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  (Identified cost $20,125,781) ..........................................    20,437,500
                                                                             -----------
NON-CONVERTIBLE BONDS--60.7%
Asset-Backed Securities--0.5%
 DLJ Mortgage Acceptance
    Corp. 94-MF4, B2 8.50%,
    4/18/01  .................................... BB(c)            3,000       2,920,313
                                                                             -----------
Building & Materials--0.8%
 Neenah Corp. Series B
    11.125%, 5/1/07   ........................... B                4,120       4,449,600
                                                                             -----------
Containers (Metal & Glass)--1.8%
 Portola Packaging, Inc. Sr.
    Note 10.75%, 10/1/05 ........................ B               10,000      10,500,000
                                                                             -----------
Electronics--1.2%
 Anacomp, Inc. 10.875%,
    4/1/04   .................................... NR               7,000       7,262,500
                                                                             -----------
Health Care--0.7%
 Integrated Health Services
    144A 9.25%, 1/15/08 (b) ..................... B                4,000       4,090,000
                                                                             -----------
Industrial--1.0%
 Polymer Group, Inc. 9%,
    7/1/07   .................................... NR               6,000       6,075,000
                                                                             -----------
Leasing/Rental--0.6%
 Williams Scotsman, Inc.
    144A 9.875%, 6/1/07 (b) ..................... B(c)             3,700       3,801,750
                                                                             -----------
Leisure Time (Products)--0.9%
 Autotote Corp. 144A
    10.875%, 8/1/04 (b)  ........................ B                5,000       5,175,000
                                                                             -----------
Natural Gas--1.2%
 Forcenergy, Inc. 8.50%,
    2/15/07  .................................... B                7,000       7,017,500
                                                                             -----------
Non-Agency Mortgage-Backed Securities--3.9%
 First Chicago/Lennar Trust
    97-CHL1, E 144A 8.11%,
    2/28/11 (b) ................................. B(c)            10,000       8,381,250
 Fund America Structured
    Trust 96-1, A 144A 0%,
    10/25/30 (b)   .............................. Baa              2,313       1,810,300
 Ryland Mortgage Security
    Corp. III 92-A, 1C 8.27%,
    3/29/30  .................................... BB(c)            1,000         815,781
 SML, Inc. 94-C1, B2 10.30%,
    9/20/99  .................................... BB(c)            5,000       4,950,000
 Salomon Brothers Mortgage
    VII 95, C1 144A 6.801%,
    9/30/08 (b) ................................. B                8,220       6,576,169
                                                                             -----------
                                                                              22,533,500
                                                                             -----------


                                                     MOODY'S
                                                      BOND        PAR
                                                     RATING      VALUE
                                                   (Unaudited)    (000)        VALUE
                                                  ------------- ---------   -------------
Oil--8.4%
 Benton Oil & Gas Co.
    11.625%, 5/1/03 (f)  ........................ B              $ 9,800     $10,927,000
 Benton Oil & Gas Co. 144A
    9.375%, 11/1/07 (b)  ........................ B                2,750       2,770,625
 Flores & Rucks, Inc. 9.75%,
    10/1/06 (f) ................................. B                5,000       5,350,000
 Lomak Petroleum, Inc.
    8.75%, 1/15/07 .............................. B                2,000       2,015,000
 Nuevo Energy Co. 9.50%,
    4/15/06  .................................... B               13,500      14,242,500
 Ocean Energy, Inc. 8.875%,
    7/15/07  .................................... NR               7,000       7,245,000
 Snyder Oil Corp. 8.75%,
    6/15/07  .................................... B                6,750       6,817,500
                                                                             -----------
                                                                              49,367,625
                                                                             -----------
                                                                       -----------
Oil Service & Equipment--1.5%
 Bellwether Exploration Co.
    10.875%, 4/1/07   ..................... B                8,000       8,680,000
                                                                       -----------
Paper & Forest Products--4.1%
 Buckeye Cellulose Corp.
    9.25%, 9/15/08 (f)   .................. Ba               5,500       5,761,250
 Riverwood International Corp.
    144A 10.625%, 8/1/07 (b)               .B                6,900       7,245,000
 Riverwood International Corp.
    10.875%, 4/1/08 (f)  .................. Caa              6,000       5,940,000
 SD Warren Co. Series B Sr.
    Subordinate Notes 12%,
    12/15/04 .............................. B                4,250       4,791,875
                                                                       -----------
                                                                        23,738,125
                                                                       -----------
Personal Care--1.4%
 Revlon Worldwide Corp.
    Series B 0%, 3/15/01 .................. B               12,000       8,340,000
                                                                       -----------
Publishing, Broadcasting, Printing & Cable--16.2%
 Cablevision Systems Corp.
    9.875%, 4/1/23 (f)   .................. B                6,750       7,155,000
 Comcast Cellular 144A
    9.50%, 5/1/07 (b) ..................... Ba              12,500      12,937,500
 Fox Kids Worldwide 144A
    0%, 11/1/07 (b) (e)  .................. B               43,000      24,402,500
 Fox/Liberty Networks LLC
    144A 0%, 8/15/07 (b) (e)   ............ B               13,000       8,255,000
 Fox/Liberty Networks LLC
    144A 8.875%, 8/15/07 (b)               .B                5,000       5,012,500
 Hollinger International Publishing,
    Inc. 9.25%, 3/15/07  .................. B                3,400       3,502,000
 ITT Publimedia 144A
    9.375%, 9/15/07 (b)  .................. B               14.375      14,698,437
 Outdoor Communications
    9.25%, 8/15/07 ........................ B                6,500       6,500,000
 Poland Communications, Inc.
    Series B 9.875%, 11/1/03               .B               12,200      12,261,000
                                                                       -----------
                                                                        94,723,937
                                                                       ===========

See Notes to Financial Statements            35

Phoenix High Yield Fund Series
--------------------------------------------------------------------------------

                                       MOODY'S
                                        BOND        PAR
                                       RATING      VALUE
                                     (Unaudited)   (000)         VALUE
                                    ------------- ---------   --------------
Retail (General Merchandise)--0.5%
 Scotty's, Inc. Series A Debentures
    11.25%, 12/15/15   ............ NR             $ 3,018     $  2,882,190
                                                               ------------
Telecommunications--13.9%
 Brooks Fiber Properties 0%,
    3/1/06 (e)   .................. NR               8,500        6,927,500
 Call-Net Enterprises 0%,
    12/1/04 (e)  .................. B                7,000        6,282,500
 CommNet Cellular
    Subordinate Notes 11.25%,
    7/1/05 ........................ Caa              4,000        4,620,000
 Hermes Europe Railtel B.V.
    144A 11.50%, 8/15/07 (b)        B                6,500        7,052,500
 InterAmericas
    Communications Corp. Unit
    144A 14%, 10/27/07
    (b) (h)   ..................... NR              11,990       12,109,900
 NTL, Inc. 10%, 2/15/07 (f)  ...... B                8,000        8,280,000
 NTL, Inc. Series B 0%,
    2/1/06 (e)   .................. B                7,000        5,145,000
 Orion Network Systems 0%,
    1/15/07 (e)  .................. B                8,000        5,720,000
 RCN Corp. 144A 0%,
    10/15/07 (b) (e)   ............ B               17,250       10,048,125
 Sprint Spectrum L. P. 0%,
    8/15/06 (e) (f) ............... B               19,950       15,261,750
                                                               ------------
                                                                 81,447,275
                                                               ------------
Truckers & Marine--1.2%
 Global Ocean Carriers 144A
    10.25%, 7/15/07 (b)   ......... B                7,000        6,982,500
                                                               ------------
Waste Management--0.9%
 Allied Waste Industries 144A
    0%, 6/1/07 (b) (e) ............ B                7,500        5,062,500
                                                               ------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $345,679,464) ...........................     355,049,315
                                                               ------------
FOREIGN GOVERNMENT SECURITIES--5.2%
Dominican Republic--0.3%
Dominican Republic 6.875%,
    8/30/24 (e)  .................. B(c)             2,500        1,778,125
                                                               ------------
Mexico--0.9%
 United Mexican States Global
    Bond 11.50%, 5/15/26  ......... Ba               5,000        5,281,250
                                                               ------------
Russia--2.0%
 Russia Principal Loans WI
    6.719%, 12/15/20 (g)  ......... NR              20,000       11,800,000
                                                               ------------
Venezuela--2.0%
 Banco Central Venezuela
    NMB B-NP 6.75%,
    12/18/05 (e) .................. Ba               1,000          887,500
 Republic of Venezuela Series A
    NMB 6.875%, 12/18/05 (e)       .Ba               4,000        3,550,000
 Republic of Venezuela 144A
    9.125%, 6/18/07 (b)   ......... Ba               8,100        7,330,500
                                                               ------------
                                                                 11,768,000
                                                               ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $33,702,170)  ...........................      30,627,375
                                                               ------------



                                         MOODY'S
                                          BOND        PAR
                                         RATING      VALUE
                                       (Unaudited)   (000)        VALUE
                                      ------------- ---------   -------------
FOREIGN NON-CONVERTIBLE BONDS--25.2%
Argentina--2.5%
 Bridas Corp. Yankee, Sr.
    Notes, 12.50%, 11/15/99 ......... Ba             $ 6,500     $ 6,987,500
 CEI Citicorp Holdings 144A
    9.75%, 2/14/07 (b)   ............ BB(c)            8,500       7,735,000
                                                                 -----------
                                                                  14,722,500
                                                                 -----------
Bahamas--1.1%
 Sun International Hotels 9%,
    3/15/07 (f) ..................... Ba               6,000       6,150,000
                                                                 -----------
Bermuda--1.4%
 AES China Generating Co.
    Yankee 10.125%, 12/15/06         .Ba               8,220       8,261,100
                                                                 -----------
Brazil--6.5%
 Arisco Prod Alimenticios
    144A 10.75%, 5/22/05 (b)         .NR               3,750       3,468,750
 Globo Communicacoes
    Participacoes 144A
    10.50%, 12/20/06 (b) ............ B               10,000       9,400,000
 Localiza Rent a Car 144A
    10.25%, 10/1/05 (b)  ............ B                8,000       7,200,000
 Paging Network Do Brasil
    144A 13.50%, 6/6/05 (b) ......... NR               5,000       4,750,000
 RBS Participacoes SA 144A
    11%, 4/1/07 (b)   ............... BB(c)            5,000       4,925,000
 Tevecap SA 12.625%,
    11/26/04 ........................ NR               8,225       8,389,500
                                                                 -----------
                                                                  38,133,250
                                                                 -----------
Canada--0.8%
 Metronet Communications Units
    144A 12%, 8/15/07 (b) (h)  ...... NR               4,000       4,510,000
                                                                 -----------
China--0.3%
 Greater Beijing 144A 9.50%,
    6/15/07 (b) ..................... Ba               1,650       1,501,500
                                                                 -----------
Germany--1.8%
 Kabelmedia Holding 0%,
    8/1/06 (e)  ..................... B               15,000      10,612,500
                                                                 -----------
Greece--2.0%
 Antenna TV SA 144A 9%,
    8/1/07 (b)  ..................... Ba               4,250       4,228,750
 Fage Dairy Industries SA 9%,
    2/1/07   ........................ B                8,000       7,720,000
                                                                 -----------
                                                                  11,948,750
                                                                 -----------
Hong Kong--0.3%
 Road King Infrastructure
    144A 9.50%, 7/15/07 (b) ......... BB(c)            2,000       1,860,000
                                                                 -----------
Mexico--4.7%
 Copamex Industries SA 144A
    11.375%, 4/30/04 (b) ............ B                8,000       8,560,000
 Hylsa SA de C.V. 144A
    9.25%, 9/15/07 (b)   ............ BB(c)            5,000       4,912,500
 Ispat Mexicana SA Euro
    10.375%, 3/15/01  ............... NR              12,000      12,000,000
 Petroleos Mexicanos 144A
    9.50%, 9/15/27 (b)   ............ NR               2,000       1,820,000
                                                                 -----------
                                                                  27,292,500
                                                                 -----------
                       See Notes to Financial Statements

Phoenix High Yield Fund Series
--------------------------------------------------------------------------------


                                       MOODY'S
                                        BOND        PAR
                                       RATING      VALUE
                                     (Unaudited)   (000)         VALUE
                                    ------------- ---------   -------------
Netherlands--1.0%
 Netia Holdings 144A 0%,
    11/1/07 (b) (e) ............... NR             $ 9,750     $  5,874,375
                                                               ------------
United Kingdom--2.3%
 Diamond Cable Co. 0%,
    2/15/07 (e)  .................. B               15,000        9,787,500
 Telewest Communications
    PLC 0%, 10/1/07 (e)   ......... B                5,000        3,737,500
                                                               ------------
                                                                 13,525,000
                                                               ------------
Venezuela--0.5%
 CanTV Finance Ltd. VNT
    9.25%, 2/1/04 (f)  ............ Ba               3,000        2,955,000
                                                               ------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $150,184,266) ...........................     147,346,475
                                                               ------------
FOREIGN CONVERTIBLE BONDS--0.5%
Russia--0.5%
 Lukinter Finance Cv. WI
    144A 1%, 11/3/03 (b) (g)   .    NR               3,500        3,115,000
                                                               ------------
TOTAL FOREIGN CONVERTIBLE BONDS
 (Identified cost $3,380,000)..............................       3,115,000
                                                               ------------


                                    SHARES
                                   ---------
PREFERRED STOCKS--2.7%
Paper & Forest Products--0.7%
 SD Warren Co. Series B Pfd.
    PIK 14%  ..................... 115,000       4,082,587
                                                 ---------
Publishing--2.0%
 American Radio Systems Pfd.
    PIK 11.375% .................. 100,017      11,902,034
                                                ----------
TOTAL PREFERRED STOCKS
   (Identified cost $12,523,141) ............   15,984,621
                                                ----------
CONVERTIBLE PREFERRED STOCKS--0.3%
Publishing--0.3%
 Granite Broadcasting Corp.
    Cv. Pfd. $1.938...............  30,000       1,488,750
                                                ----------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified cost $2,025,000)  ............    1,488,750
                                                ----------



                                    SHARES        VALUE
                                   ---------   -------------
COMMON STOCKS--0.0%
Publishing--0.0%
 Sullivan Holdings, Inc.
    Class C (d) ..................       76     $          0
                                                ------------
TOTAL COMMON STOCKS
  (Identified cost $357,881)  ...............              0
                                                ------------
WARRANTS--0.1%
 Orion Network Systems,
    Inc. Warrants (d) ............    8,000          140,000
 SD Warren Warrants 144A
    (b) (d)  .....................  115,000          575,000
                                                ------------
                                                     715,000
                                                ------------
TOTAL WARRANTS
  (Identified cost $568,100)  ...............        715,000
                                                ------------
TOTAL LONG-TERM INVESTMENTS--98.2%
  (Identified cost $568,545,803) ............    574,764,036
                                                ------------


                               STANDARD
                                 & POOR'S      PAR
                                  RATING      VALUE
                                (Unaudited)   (000)
                               ------------- --------
SHORT-TERM OBLIGATIONS--1.9%
Commercial Paper--1.3%
 Associates Corporation of
    North America 5.73%,
    11/3/97 .................. A-1+           $7,240          7,237,695
                                                              ---------
Repurchase Agreement--0.6%
 State Street Bank
    Repurchase Agreement
    4% dated 10/31/97 due
    11/3/97, repurchase
    price $3,558,186,
    collateralized by U.S.
    Treasury Note 8.875%,
    2/15/19, market value
    $3,630,363 ...............                 3,557          3,557,000
                                                              ---------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $10,794,695) .....................         10,794,695
                                                             ----------
TOTAL INVESTMENTS--100.1%
 (Identified cost $579,340,498).....................        585,558,731(a)
 Cash and receivables, less liabilities--(0.1%)  ...           (468,944)
                                                            -----------
NET ASSETS--100.0% .................................     $  585,089,787
                                                         ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,805,751 and gross depreciation of $13,677,743 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $579,430,723.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to a value of $228,177,931 or 39% of net assets.
(c) As rated by Standard & Poor's, Duff & Phelps or Fitch.
(d) Non-income producing.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f) All or a portion segregated as collateral.
(g) When issued.
(h) Warrants incorporated as a unit.

                       See Notes to Financial Statements
                                                                              37

Phoenix High Yield Fund Series
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997

Assets
Investment securities at value
 (Identified cost $579,340,498)                             $ 585,558,731
Receivables
 Investment securities sold                                    42,813,392
 Dividends and interest                                        11,854,601
 Fund shares sold                                               1,253,055
                                                            -------------
  Total assets                                                641,479,779
                                                            -------------
Liabilities
Payables
 Custodian                                                      7,377,577
 Investment securities purchased                               47,419,697
 Fund shares repurchased                                          853,797
 Investment advisory fee                                          341,921
 Distribution fee                                                 165,332
 Transfer agent fee                                                95,525
 Financial agent fee                                               18,677
 Trustees' fee                                                      3,636
Accrued expenses                                                  113,830
                                                            -------------
  Total liabilities                                            56,389,992
                                                            -------------
Net Assets                                                  $ 585,089,787
                                                            =============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $ 658,238,146
Undistributed net investment income                             1,920,695
Accumulated net realized loss                                 (81,287,287)
Net unrealized appreciation                                     6,218,233
                                                            -------------
Net Assets                                                  $ 585,089,787
                                                            =============
Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $532,905,726)             58,643,449
Net asset value per share                                   $        9.09
Offering price per share
 $9.09/(1-4.75%)                                            $        9.54
Class B
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $52,184,061)               5,754,039
Net asset value and offering price per share                $        9.07



                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1997


Investment Income
Interest                                                  $  54,780,941
Dividends                                                     1,605,229
Security lending                                                 11,206
                                                          -------------
  Total investment income                                    56,397,376
                                                          -------------
Expenses
Investment advisory fee                                       3,713,370
Distribution fee--Class A                                     1,335,223
Distribution fee--Class B                                       371,984
Financial agent fee                                             205,073
Transfer agent                                                  759,805
Printing                                                        107,246
Custodian                                                        30,271
Registration                                                     29,693
Professional                                                     26,945
Trustees                                                         19,555
Miscellaneous                                                    10,560
                                                          -------------
  Total expenses                                              6,609,725
                                                          -------------
Net investment income                                        49,787,651
                                                          -------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                              43,737,254
Net change in unrealized appreciation (depreciation) on
  investments                                               (14,877,655)
                                                          -------------
Net gain on investments                                      28,859,599
                                                          -------------
Net increase in net assets resulting from
  operations                                              $  78,647,250
                                                          =============


                       See Notes to Financial Statements
38

Phoenix High Yield Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                          Year Ended           Year Ended
                                                                                       October 31, 1997     October 31, 1996
                                                                                       ------------------   -----------------
From Operations
 Net investment income                                                                  $   49,787,651       $   47,719,085
 Net realized gain                                                                          43,737,254           26,433,066
 Net change in unrealized appreciation (depreciation)                                      (14,877,655)           2,635,081
                                                                                        --------------       --------------
 Increase in net assets resulting from operations                                           78,647,250           76,787,232
                                                                                        --------------       --------------
From Distributions to Shareholders
 Net investment income--Class A                                                            (47,205,499)         (46,688,677)
 Net investment income--Class B                                                             (3,142,933)          (1,579,272)
                                                                                        --------------       --------------
 Decrease in net assets from distributions to shareholders                                 (50,348,432)         (48,267,949)
                                                                                        --------------       --------------
From Share Transactions
Class A
 Proceeds from sales of shares (19,095,734 and 8,790,783 shares, respectively)             171,457,073           73,572,017
 Net asset value of shares issued from reinvestment of distributions (2,704,031 and
  2,806,249 shares, respectively)                                                           24,329,132           23,385,527
 Cost of shares repurchased (21,233,985 and 15,647,656 shares, respectively)              (191,152,369)        (131,021,265)
                                                                                        --------------       --------------
Total                                                                                        4,633,836          (34,063,721)
                                                                                        --------------       --------------
Class B
 Proceeds from sales of shares (4,404,860 and 1,998,410 shares, respectively)               39,804,503           16,749,310
 Net asset value of shares issued from reinvestment of distributions (142,554 and
  76,435 shares, respectively)                                                               1,286,205              639,323
 Cost of shares repurchased (1,757,872 and 616,763 shares, respectively)                   (15,793,311)          (5,170,475)
                                                                                        --------------       --------------
Total                                                                                       25,297,397           12,218,158
                                                                                        --------------       --------------
 Increase (decrease) in net assets from share transactions                                  29,931,233          (21,845,563)
                                                                                        --------------       --------------
 Net increase in net assets                                                                 58,230,051            6,673,720
Net Assets
 Beginning of period                                                                       526,859,736          520,186,016
                                                                                        --------------       --------------
 End of period (including undistributed net investment income of
  $1,920,695 and $2,038,026, respectively)                                              $  585,089,787       $  526,859,736
                                                                                        ==============       ==============


                       See Notes to Financial Statements
                                                                              39

Phoenix High Yield Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)



                                                                               Class A
                                               -----------------------------------------------------------------------
                                                                        Year Ended October 31,
                                                1997            1996            1995            1994             1993
                                               ------          ------          ------           ------           ------
Net asset value, beginning of period           $ 8.63          $ 8.17          $ 8.11           $ 9.11           $ 8.14
Income from investment operations
 Net investment income                           0.80            0.78            0.80             0.76             0.74
 Net realized and unrealized gain (loss)         0.46            0.46            0.04            (0.97)            0.97
                                               ------          ------          ------           ------           ------
  Total from investment operations               1.26            1.24            0.84            (0.21)            1.71
                                               ------          ------          ------           ------           ------
Less distributions
 Dividends from net investment income           (0.80)          (0.78)          (0.78)           (0.76)           (0.74)
 Tax return of capital                             --              --              --            (0.03)              --
                                               ------          ------          ------           ------           ------
  Total distributions                           (0.80)          (0.78)          (0.78)           (0.79)           (0.74)
                                               ------          ------          ------           ------           ------
Change in net asset value                        0.46            0.46            0.06            (1.00)            0.97
                                               ------          ------          ------           ------           ------
Net asset value, end of period                 $ 9.09          $ 8.63          $ 8.17           $ 8.11           $ 9.11
                                               ======          ======          ======           ======           ======
Total return(1)                                 15.03%          15.95%          11.19%           (2.57)%          21.87%
Ratios/supplemental data:
Net assets end of period (thousands)         $532,906        $501,265        $507,855         $531,773        $182,333
Ratio to average net assets of:
 Operating expenses                              1.11%           1.17%           1.21%           1.19%            1.04%
 Net investment income                           8.76%           9.21%          10.01%           9.01%            8.46%
Portfolio turnover                                167%            162%            147%            222%             157%


                                                                       Class B
                                             ------------------------------------------------------
                                                                                           From
                                                                                         Inception
                                                     Year Ended October 31,              2/16/94 to
                                               1997          1996          1995           10/31/94
                                             -----------   -----------   -----------   -------------
Net asset value, beginning of period           $ 8.63        $ 8.19        $ 8.13         $ 9.38
Income from investment operations
 Net investment income                           0.73          0.71          0.72           0.54
 Net realized and unrealized gain (loss)         0.46          0.45          0.07          (1.25)
                                               ------        ------        ------         -------
  Total from investment operations               1.19          1.16          0.79          (0.71)
                                               ------        ------        ------         -------
Less distributions
 Dividends from net investment income           (0.75)        (0.72)        (0.73)         (0.52)
 Tax return of capital                             --            --            --          (0.02)
                                               ------        ------        ------         -------
  Total distributions                           (0.75)        (0.72)        (0.73)         (0.54)
                                               ------        ------        ------         -------
Change in net asset value                        0.44          0.44          0.06          (1.25)
                                               ------        ------        ------         -------
Net asset value, end of period                 $ 9.07        $ 8.63        $ 8.19         $ 8.13
                                               ======        ======        ======         =======
Total return(1)                                 14.18%        14.88%        10.44%         (7.67)%(3)
Ratios/supplemental data:
Net assets end of period (thousands)           $52,184      $25,595       $12,331         $6,056
Ratio to average net assets of:
 Operating expenses                               1.86%        1.92%         1.97%          1.80%(2)
 Net investment income                            8.00%        8.47%         9.18%          9.12%(2)
Portfolio turnover                                 167%         162%          147%           222%

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.

                       See Notes to Financial Statements
40

PHOENIX U.S. GOVERNMENT SECURITIES FUND SERIES

INVESTOR PROFILE

     Phoenix U.S. Government Securities Fund is designed for conservative investors seeking current income and conservation of capital.

INVESTMENT ADVISER'S REPORT

     Phoenix U.S. Government Securities Fund Class A shares provided a total return of 7.85% and Class B shares returned 6.94% for the fiscal year ended October 31, 1997. These results slightly lagged the general market as measured by the Lehman Brothers Government Bond Index, which earned 8.65% for the period. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     As spreads between Treasuries and Agency mortgage-backed issues began to narrow, we gradually reduced our weighting in mortgage-backed securities from about 80% of the Fund in January to approximately 10% at the end of the reporting period and shifted our emphasis to U.S. Treasuries. We have selectively added non-Agency mortgage-backed securities and "AAA"-rated municipal issues when we found attractive values.


OUTLOOK

     The bond market is likely to continue to be quite volatile given the current uncertainty over the strength of the economy and the outlook for inflation. We will continue to monitor yield spreads to determine the best values.

     The Fund's duration will be kept equal to its benchmark to minimize interest-rate surprises. It is currently 5.8 years. We will continue to conservatively manage the Fund, emphasizing those sectors that we believe possess the best risk/reward potential.

Phoenix U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

[LINE CHART]

(tabular representation of plot points)

                  Lehman Brothers       U.S. Government Securities
               Government Bond Index*       Fund - Class A
10/31/87              10000                         9525
10/31/88              10972                         10560
10/31/89              12293                         11464
10/31/90              13022                         12131
10/31/91              14923                         13858
10/31/92              16463                         15208
10/31/93              18626                         16757
10/31/94              17795                         16090
10/31/95              20530                         18473
10/31/96              21580                         19222
10/31/97              23447                         20731

[/LINE CHART]

            Average Annual Total Returns for Periods Ending 10/31/97

                                                                From Inception
                                                                  2/24/94 to
                                      1 Year   5 Years 10 Years    10/31/97
--------------------------------------------------------------------------------
Class A with 4.75% sales charge        2.75%    5.37%   7.56%        --
--------------------------------------------------------------------------------
Class A at net asset value             7.85%    6.39%   8.09%        --
--------------------------------------------------------------------------------
Class B with CDSC                      2.94%      --      --       4.84%
--------------------------------------------------------------------------------
Class B at net asset value             6.94%      --      --       5.32%
--------------------------------------------------------------------------------
Lehman Brothers Government Bond Index* 8.65%    7.33%   8.90%      6.90%**
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (from inception 2/24/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The Lehman Brothers Government Bond Index is an unmanaged but commonly used measure of non-mortgaged government securities performance. The index's performance does not reflect sales charges.

**Index information from 2/28/94 to 10/31/97.

Phoenix U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1997




                                        STANDARD
                                        & POOR'S            PAR
                                         RATING            VALUE
                                       (Unaudited)         (000)               VALUE
                                      ------------- ---------------------   -------------
U.S. GOVERNMENT AND AGENCY SECURITIES--61.0%
U.S. Treasury Bonds--2.7%
  U.S. Treasury Bonds 6.375%,
    8/15/27  ........................      AAA      $ 1,000                  $  1,030,625
  U.S. Treasury Bonds WI
    6.125%, 11/15/27 (h) ............      AAA        4,000                     3,997,200
                                                                             ------------
                                                                                5,027,825
                                                                             ------------
U.S. Treasury Notes--49.0%
  U.S. Treasury Inflation Index
    Notes 3.375%, 1/15/07 (i)   .          AAA        9,165                     9,176,200
  U.S. Treasury Notes 5.625%,
    10/31/99 ........................      AAA       24,220                    24,227,557
  U.S. Treasury Notes 6.25%,
    8/31/02 (e) .....................      AAA       43,000                    43,791,630
  U.S. Treasury Notes 6.625%,
    5/15/07  ........................      AAA       10,800                    11,373,750
  U.S. Treasury Notes 6.125%,
    8/15/07  ........................      AAA        3,350                     3,423,281
                                                                             ------------
                                                                               91,992,418
                                                                             ------------
Agency Mortgage-Backed Securities--9.3%
  FNMA 10%, 5/25/04   ...............      AAA        3,003                     3,200,211
  FNMA 6.50%, 5/25/18 ...............      AAA        1,500                     1,513,125
  FNMA 8.50%, 11/25/19   ............      AAA           58                        57,509
  FNMA 6.85%, 5/17/20 ...............      AAA       10,000                    10,050,000
  FNMA 6.75%, '19-'21 ...............      AAA        2,000                     2,045,010
  GNMA 8%, '05-'06 ..................      AAA          141                       148,769
  GNMA 8.50%, '01-'22 ...............      AAA          446                       467,935
                                                                             ------------
                                                                               17,482,559
                                                                             ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  (Identified cost $112,858,455)  .......................................     114,502,802
                                                                             ------------
MUNICIPAL BONDS--20.6%
  Atlanta Downtown
    Development Authority
    Lease Revenue Taxable
    6.875%, 2/1/21 (e) (f)  .........      AAA        5,100                     5,142,381
  Chicago Public Building
    Taxable 6.25%, 1/1/99 (c)  ......      AAA        2,000                     2,009,500
  Chicago Public Building
    Taxable 6.65%, 1/1/01 (c)  ......      AAA        1,000                     1,017,180
  Chicago Public Building
    Taxable 7%, 1/1/06 (c)  .........      AAA        2,000                     2,088,280
  Chicago Public Building
    Taxable 7%, 1/1/07 (c)  .........      AAA        1,050                     1,097,974
  E-470 Public Highway
    Authority Colorado Revenue
    5%, 9/1/26  .....................      AAA        5,000                     4,765,900
  Harristown Development
    Corporation PA Special
    Taxable 6.15%, 2/1/16   .........    Aaa(g)       5,000                     4,668,550


                                        STANDARD
                                        & POOR'S            PAR
                                         RATING            VALUE
                                       (Unaudited)         (000)                VALUE
                                      ------------- ---------------------   -------------
MUNICIPAL BONDS--continued
  Massachusetts Turnpike
    Authority Metropolitan
    Highway System Revenue
    5%, 1/1/27  .....................      AAA      $ 5,000                  $  4,750,600
  Port St. Lucie, Florida Utility
    Revenue 5.125%, 9/1/27  .........      AAA        5,000                     4,848,350
  San Francisco City & County
    Redevelopment Agency
   Revenue Taxable 9.75%,
    6/1/13 (c) (e) ..................      AAA        4,800                     6,300,816
  Texas Water Development
    Board Revenue-ST
    Revolving Fund 5%,
    7/15/19  ........................      AAA        2,000                     1,945,680
                                                                             ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $38,067,152).........................................................
                                                                               38,635,211
                                                                             ------------
NON-CONVERTIBLE BONDS--6.2%
Leisure Time (Products)--2.3%
  Mashantucket Pequot Revenue
    144A 6.91%, 9/1/12 (b)  .........      AAA        4,200                     4,273,710
                                                                             ------------
Non-Agency Mortgage-Backed Securities--3.9%
  PNC Mortgage Securities Corp.
    96-3, A5 8%, 12/25/26   .........    Aaa(g)       4,588                     4,854,498
  Resolution Trust Corp. 95-2,
    M1 7.15%, 5/25/29 ...............     Aa(g)       2,509                     2,551,563
                                                                             ------------
                                                                                7,406,061
                                                                             ------------
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $11,507,396).........................................................
                                                                               11,679,771
                                                                             ------------
                                                    SHARES
                                                    ------
PREFERRED STOCKS--5.3%
REITS--5.3%
  Home Ownership Funding 2,
    Step-down Pfd. 144A
    13.338% (b) (d)   ...............                10,000                     9,913,450
                                                                             ------------
TOTAL PREFERRED STOCKS
  (Identified cost $9,660,265) ..........................................       9,913,450
                                                                             ------------
TOTAL LONG-TERM INVESTMENTS--93.1%
  (Identified cost $172,093,268)  ......................................................
                                                                              174,731,234
                                                                             ------------


                       See Notes to Financial Statements
                                                                              43

Phoenix U.S. Government Securities Fund Series
--------------------------------------------------------------------------------


                                   PAR
                                  VALUE
                                  (000)        VALUE
                                ---------   ------------
SHORT-TERM OBLIGATIONS--8.2%
Federal Agency Securities--8.2%
  FHLMC 5.65%, 11/3/97 ......    $15,315     $15,310,193
                                             -----------
TOTAL SHORT-TERM OBLIGATIONS
   (Identified cost $15,310,193)  ......      15,310,193
                                             ===========

                                          VALUE
                                       ------------
TOTAL INVESTMENTS--101.3%
  (Identified cost $187,403,461)       $190,041,427(a)
    Cash and receivables, less
      liabilities--(1.3%)                (2,469,860)
                                       ------------
NET ASSETS--100.0%                     $187,571,567
                                       =============



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,580,887 and gross depreciation of $307,456 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $187,767,996.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997 these securities amounted to a value of $14,187,160 or 7.6% of net assets.
(c) These bonds are fully defeased by U.S. Government Treasury Obligations.
(d) Dividend payments backed by FHLMC ("Freddie Mac") Participation
    Certificates.
(e) All or a portion segregated as collateral.
(f) The revenue from this security is backed by the U.S. Government.
(g) As rated by Moody's, Fitch or Duff & Phelps.
(h) When issued.
(i) Variable or step coupon security; interest rate shown reflects rate currently in effect.

                       See Notes to Financial Statements
44

Phoenix U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997



Assets
Investment securities at value
 (Identified cost $187,403,461)                             $ 190,041,427
Cash                                                                3,344
Receivables
 Interest and dividends                                         1,754,606
 Fund shares sold                                                 438,157
                                                            -------------
  Total assets                                                192,237,534
                                                            -------------
Liabilities
Payables
 Investment securities purchased                                3,995,045
 Fund shares repurchased                                          443,481
 Investment advisory fee                                           71,336
 Distribution fee                                                  42,882
 Transfer agent fee                                                40,785
 Financial agent fee                                                8,209
 Trustees' fee                                                      3,636
Accrued expenses                                                   60,593
                                                            -------------
  Total liabilities                                             4,665,967
                                                            -------------
Net Assets                                                  $ 187,571,567
                                                            =============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $ 195,357,302
Undistributed net investment income                               694,705
Accumulated net realized loss                                 (11,118,406)
Net unrealized appreciation                                     2,637,966
                                                            -------------
Net Assets                                                  $ 187,571,567
                                                            =============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $182,250,364)            18,874,419
Net asset value per share                                   $        9.66
Offering price per share
  $9.66/(1-4.75%)                                           $       10.14
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,321,203)                 554,129
Net asset value and offering price per share                $        9.60


                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1997



Investment Income
Interest                                                  $12,482,271
Dividends                                                     446,860
Security lending                                               71,932
                                                          -----------
  Total investment income                                  13,001,063
                                                          -----------
Expenses
Investment advisory fee                                       885,257
Distribution fee--Class A                                     479,186
Distribution fee--Class B                                      50,496
Financial agent fee                                            93,466
Transfer agent                                                314,694
Printing                                                       48,172
Registration                                                   26,304
Professional                                                   22,032
Trustees                                                       19,633
Custodian                                                      18,620
Miscellaneous                                                   3,531
                                                          -----------
  Total expenses                                            1,961,391
                                                          -----------
Net investment income                                      11,039,672
                                                          -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                               517,260
Net change in unrealized appreciation (depreciation) on
  investments                                               2,715,533
                                                          -----------
Net gain on investments                                     3,232,793
                                                          -----------
Net increase in net assets resulting from
  operations                                              $14,272,465
                                                          ===========


                       See Notes to Financial Statements
                                                                              45

Phoenix U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                        Year Ended           Year Ended
                                                                                     October 31, 1997     October 31, 1996
                                                                                     ------------------   -----------------
From Operations
 Net investment income                                                                 $  11,039,672       $  12,502,080
 Net realized gain (loss)                                                                    517,260          (2,717,827)
 Net change in unrealized appreciation (depreciation)                                      2,715,533            (904,425)
                                                                                       -------------       -------------
 Increase in net assets resulting from operations                                         14,272,465           8,879,828
                                                                                       -------------       -------------
From Distributions to Shareholders
 Net investment income--Class A                                                          (10,634,100)        (11,752,701)
 Net investment income--Class B                                                             (259,835)           (201,921)
                                                                                       -------------       -------------
 Decrease in net assets from distributions to shareholders                               (10,893,935)        (11,954,622)
                                                                                       -------------       -------------
From Share Transactions
Class A
 Proceeds from sales of shares (2,629,037 and 3,190,243 shares, respectively)             24,689,395          30,366,623
 Net asset value of shares issued from reinvestment of distributions (639,861 and
  680,397 shares, respectively)                                                            6,046,315           6,412,886
 Cost of shares repurchased (6,412,210 and 6,419,884 shares, respectively)               (60,334,761)        (61,087,957)
                                                                                       -------------       -------------
Total                                                                                    (29,599,051)        (24,308,448)
                                                                                       -------------       -------------
Class B
 Proceeds from sales of shares (165,395 and 241,903 shares, respectively)                  1,565,869           2,287,444
 Net asset value of shares issued from reinvestment of distributions (16,313 and
  11,893 shares, respectively)                                                               153,651             111,576
 Cost of shares repurchased (143,485 and 119,425 shares, respectively)                    (1,354,825)         (1,122,209)
                                                                                       -------------       -------------
Total                                                                                        364,695           1,276,811
                                                                                       -------------       -------------
 Decrease in net assets from share transactions                                          (29,234,356)        (23,031,637)
                                                                                       -------------       -------------
 Net decrease in net assets                                                              (25,855,826)        (26,106,431)
Net Assets
 Beginning of period                                                                     213,427,393         239,533,824
                                                                                       -------------       -------------
 End of period (including undistributed net investment income of
  $694,705 and $264,123, respectively)                                                 $ 187,571,567       $ 213,427,393
                                                                                       =============       =============


                       See Notes to Financial Statements
46

Phoenix U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                             Class A
                                              -----------------------------------------------------------------
                                                                      Year Ended October 31,
                                                1997         1996          1995           1994            1993
                                              -------     ---------     --------        --------         ------
Net asset value, beginning of period           $ 9.47        $ 9.60        $8.88         $ 9.87          $ 9.91
Income from investment operations
 Net investment income                           0.55          0.52         0.55           0.64            0.62(1)
 Net realized and unrealized gain (loss)         0.17         (0.15)        0.72          (1.02)           0.34
                                               ------        ------        -----         ------          -------
  Total from investment operations               0.72          0.37         1.27          (0.38)           0.96
                                               ------        ------        -----         ------          -------
Less distributions
 Dividends from net investment income           (0.53)        (0.50)        0.55)         (0.45)          (0.62)
 Dividends from net realized gains                 --            --           --          (0.02)          (0.38)
 Tax return of capital                             --            --           --          (0.14)             --
                                               ------        ------        -----         ------          -------
  Total distributions                           (0.53)        (0.50)        0.55)         (0.61)          (1.00)
                                               ------        ------        -----         ------          -------
Change in net asset value                        0.19         (0.13)        0.72          (0.99)          (0.04)
                                               ------        ------        -----         ------          -------
Net asset value, end of period                 $ 9.66        $ 9.47        $9.60         $ 8.88          $ 9.87
                                               ======        ======        =====         ======          =======
Total return(2)                                  7.85%         4.05%       14.81%         (3.98)%         10.18%
Ratios/supplemental data:
Net assets, end of period (thousands)        $182,250      $208,552     $235,879       $262,157         $57,072
Ratio to average net assets of:
 Operating expenses                              0.98%         1.03%        0.99%          0.98%           0.75%
 Net investment income                           5.63%         5.55%        6.01%          5.92%           6.19%
Portfolio turnover                                377%          379%         178%           101%            264%


                                                                      Class B
                                             ---------------------------------------------------------
                                                                                    From
                                                                                  Inception
                                                    Year Ended October 31,        2/24/94 to
                                               1997        1996        1995        10/31/94
                                             -------     -------     -------      --------
Net asset value, beginning of period          $ 9.45      $ 9.58      $ 8.86        $9.61
Income from investment operations
 Net investment income                          0.47        0.44        0.48         0.39
 Net realized and unrealized gain (loss)        0.17       (0.14)       0.72        (0.75)
                                              ------      ------      ------        -----
  Total from investment operations              0.64        0.30        1.20        (0.36)
                                              ------      ------      ------        -----
Less distributions
 Dividends from net investment income          (0.49)      (0.43)      (0.48)       (0.30)
 Dividends from net realized gains                --          --          --           --
 Tax return of capital                            --          --          --        (0.09)
                                              ------      ------      ------        -----
  Total distributions                          (0.49)      (0.43)      (0.48)       (0.39)
                                              ------      ------      ------        -----
Change in net asset value                       0.15       (0.13)       0.72        (0.75)
                                              ------      ------      ------        -----
Net asset value, end of period                $ 9.60      $ 9.45      $ 9.58        $8.86
                                              ======      ======      ======        =====
Total return(2)                                 6.94%       3.39%      13.82%       (3.83)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)         $5,321      $4,875      $3,655       $1,238
Ratio to average net assets of:
 Operating expenses                             1.71%       1.78%       1.73%        2.00%(3)
 Net investment income                          4.91%       4.79%       5.23%        4.49%(3)
Portfolio turnover                               377%        379%        178%         101%

(1) Includes reimbursement of operating expenses by investment adviser of $0.03.
(2) Maximum sales load is not reflected in the total return calculation.
(3) Annualized
(4) Not annualized

                       See Notes to Financial Statements
                                                                              47

PHOENIX MONEY MARKET FUND SERIES

INVESTOR PROFILE

     Phoenix Money Market Fund is designed for conservative investors seeking high current income with minimal risk of capital.


INVESTMENT ADVISER'S REPORT

     Phoenix Money Market Fund continued to perform well for the fiscal year ended October 31, 1997. Current yield was 4.79% for Class A shares and 4.10% for Class B shares. Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period multiplied by 365.

     Short-term money markets experienced high volatility over the last 12 months. In the fourth quarter of 1996, GDP rose 4.3%, showing strength in the employment and wages components. Continued strength into the first quarter of 1997 and growing concern over inflation prompted the Federal Reserve to preemptively raise rates from 5.25% to 5.50%.

     In the months following the tightening, economic data continued to show pockets of strength. Concerns over the strength of the economy and fears of rekindled inflation increased cash flows in the short end of the market. However, moderate growth with little evidence of inflation kept the Federal Reserve on hold.

     The summer months were marked by mixed economic data. Remarks from the Federal Reserve about an overly enthusiastic stock market and signs of rising inflation led to increasing market volatility. By fall the markets were expecting another Fed tightening. Subsequently, turmoil in Southeast Asia, causing unstable markets globally, kept the Fed on hold.

     During this time, we kept the Fund's average maturity relatively neutral. Our focus has been to maintain a market neutral strategy rather than forecast interest-rate movements. Increased market volatility has proven this strategy to be effective. We continue to emphasize high-quality commercial paper and variable-rate securities to enhance yield. The Fund's average credit quality remains A1/P1.


OUTLOOK

     Near term we anticipate slower U.S. economic growth as a result of the recent shake up in world markets. Growth should decelerate with inflation remaining subdued. However, if inflation fears are rekindled, the Fed will be diligent in raising rates.

     We continue to emphasize credit quality, focusing on higher yielding issues, such as commercial paper and variable-rate securities. Given the uncertainty in the market, we will be monitoring any movement in interest rates or shifts in yield spreads to identify attractive trading opportunities.

Phoenix Money Market Fund Series
--------------------------------------------------------------------------------

Monthly Yield Comparison


[LINE CHART]

(tabular representation of plot points)

            IBC Donoghue      Money Market Fund
         Money Fund Report*     - Class A
11/96              4.75             4.56
12/96              4.78             4.63
 1/97              4.77             4.64
 2/97              4.75             4.6
 3/97              4.75             4.66
 4/97              4.85             4.81
 5/97              4.91             4.85
 6/97              4.95             4.87
 7/97              4.94             4.88
 8/97              4.94             4.86
 9/97              4.93             4.86
10/97              4.92             4.84

[/LINE CHART]



The above graph covers the period from October 31, 1996 to October 31, 1997. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Fund today. The Money Market Fund Series is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.

*Average monthly yield of taxable Money Market Funds as reported by IBC's Money Fund Report.

Phoenix Money Market Fund Series
--------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1997


 Face
 Value                                    Interest   Maturity
 (000)             Description              Rate       Date       Value
-------- -------------------------------- ---------- ---------- ------------
FEDERAL AGENCY SECURITIES--10.1%
$3,500   FHLB ...........................   5.69 %    11/20/97   $ 3,500,000
 3,000   FHLB ...........................   5.79       1/21/98     3,000,000
 6,500   FHLB ...........................   5.78       1/28/98     6,500,000
 7,500   SLMA ...........................   6.00       6/30/98     7,500,000
                                                                 -----------
TOTAL FEDERAL AGENCY SECURITIES   ...........................     20,500,000
                                                                 -----------
FEDERAL AGENCY SECURITIES--VARIABLE--18.9% (b)
                                                        Reset
                                                        Date
                                                      --------
 4,500   FFCB (final maturity 4/1/99) ...   5.28       11/1/97     4,500,000
10,500   FFCB (final maturity 7/24/00)      5.79       11/1/97    10,503,231
 1,000   SLMA (final maturity
         11/24/97)  .....................   5.27       11/4/97     1,000,000
 3,500   SLMA (final maturity
         11/10/98)  .....................   5.29       11/4/97     3,498,106
 2,000   SLMA (final maturity 2/22/99)   .  5.30       11/4/97     2,000,000
 5,000   SLMA (final maturity 2/8/99) ...   5.31       11/4/97     5,000,000
 3,000   SLMA (final maturity 3/7/01) ...   5.36       11/4/97     3,000,000
 3,000   FHLMC (final maturity
         6/22/98)   .....................   5.405     11/20/97     2,999,055
 3,000   FNMA (final maturity
         12/14/98)  .....................   5.36      12/14/97     2,998,158
 3,000   SBA (final maturity 10/25/22)      6.00        1/1/98     2,996,251
                                                                 -----------
           TOTAL FEDERAL AGENCY SECURITIES--VARIABLE              38,494,801
                                                                 -----------


                                      Standard
                                      & Poor's
                                       Rating            Maturity
                                    (Unaudited)            Date
                                    -------------        ----------
COMMERCIAL PAPER--65.7%
   502  Heinz (H.J.) Co.  ......... A-1           5.50     11/3/97     501,847
 1,060  Merrill Lynch & Co., Inc.   A-1+          5.54     11/3/97   1,059,674
 1,000  Pfizer, Inc.   ............ A-1+          5.52     11/3/97     999,693
 5,235  Pitney Bowes Credit
        Corp. ..................... A-1+          5.70     11/3/97   5,233,342
   500  Preferred Receivables
        Funding Corp.  ............ A-1           5.80     11/3/97     499,839
   750  BellSouth
        Telecommunications,
        Inc.  ..................... A-1+          5.57     11/4/97     749,652
   747  Receivables Capital Corp.   A-1+          5.54     11/4/97     746,655
   500  Du Pont (E.I.) de
        Nemours & Co.  ............ A-1+          5.55     11/6/97     499,615
 3,000  Goldman, Sachs & Co.        A-1+          5.62     11/6/97   2,997,656
 1,642  Receivables Capital Corp.   A-1+          5.55     11/6/97   1,640,734
 2,500  Kimberly-Clark Corp. ...... A-1+          5.65     11/7/97   2,497,646
 4,570  Colgate-Palmolive Co.       A-1           5.54    11/10/97   4,563,671



                                    Standard
 Face                               & Poor's
 Value                               Rating     Interest   Maturity
 (000)          Description       (Unaudited)     Rate       Date       Value
--------- ----------------------- ------------- ---------- ---------- -----------
COMMERCIAL PAPER--continued
 $ 2,700  Corporate Asset
          Funding Co., Inc.   .   A-1+           5.55%     11/10/97    $2,696,254
   3,300  CXC, Inc.  ............ A-1+            5.52     11/12/97     3,294,434
   1,200  Coca-Cola Co. ......... A-1+            5.52     11/12/97     1,197,976
     565  Corporate Asset
          Funding Co., Inc.   .   A-1+            5.51     11/12/97       564,049
   2,750  Exxon Imperial U.S.,
          Inc. .................. A-1+            5.52     11/12/97     2,745,370
   1,550  Cargill, Inc. ......... A-1+            5.50     11/13/97     1,547,158
   3,000  Enterprise Funding
          Corp.   ............... A-1+            5.73     11/13/97     2,994,270
   3,470  AlliedSignal, Inc.  ... A-1             5.55     11/14/97     3,463,046
     450  Beta Finance, Inc.  ... A-1+            5.55     11/14/97       449,098
   3,000  Corporate Receivables
          Corp.   ............... A-1             5.35     11/14/97     2,994,204
   1,000  Gannett Co.   ......... A-1             5.52     11/14/97       998,007
   3,500  General Electric
          Capital Corp. ......... A-1+            5.53     11/17/97     3,491,398
   1,465  Pitney Bowes Credit
          Corp.   ............... A-1+            5.65     11/17/97     1,461,321
   2,516  Receivables Capital
          Corp.   ............... A-1+            5.54     11/17/97     2,509,805
   1,800  General Electric
          Capital Corp. ......... A-1+            5.50     11/19/97     1,795,050
   3,255  Greenwich Funding
          Corp.   ............... A-1+            5.53     11/20/97     3,245,500
   3,165  Preferred Receivables
          Funding Corp. ......... A-1             5.52     11/21/97     3,155,294
     700  Cargill, Inc. ......... A-1+            5.52     11/24/97       697,531
   1,129  Greenwich Funding
          Corp.   ............... A-1+            5.55     11/24/97     1,124,997
   4,170  Beta Finance, Inc.  ... A-1+            5.52     11/25/97     4,154,654
     600  Beta Finance, Inc.  ... A-1+            5.55     11/25/97       597,780
   1,600  Enterprise Funding
          Corp.   ............... A-1+            5.71     11/25/97     1,593,909
   3,650  General Electric
          Capital Corp. ......... A-1+            5.54     11/26/97     3,635,958
   5,000  Goldman, Sachs & Co.    A-1+            5.53     11/28/97     4,979,263
     315  Enterprise Funding
          Corp.   ............... A-1+            5.53      12/1/97       313,548
     600  Enterprise Funding
          Corp.   ............... A-1+            5.57      12/1/97       597,215
   3,680  Greenwich Funding
          Corp.   ............... A-1+            5.56      12/1/97     3,662,949
   1,600  Receivables Capital
          Corp.   ............... A-1+            5.54      12/1/97     1,592,613
   3,645  Du Pont (E.I.) de
          Nemours & Co. ......... A-1+            5.50      12/2/97     3,627,737


See Notes to Financial Statements
50

Phoenix Money Market Fund Series
--------------------------------------------------------------------------------




                                      Standard
 Face                                 & Poor's
 Value                                 Rating     Interest   Maturity
 (000)           Description        (Unaudited)     Rate       Date         Value
--------- ------------------------- ------------- ---------- ---------- --------------------
COMMERCIAL PAPER--continued
$ 3,000   Private Export
          Funding Corp.   ......... A-1+           5.53%       12/4/97    $    2,984,792
  5,000   Private Export
          Funding Corp.   ......... A-1+            5.51       12/5/97         4,973,981
  2,000   Private Export
          Funding Corp.   ......... A-1+            5.57       12/5/97         1,989,479
    377   International Lease
          Finance Corp.   ......... A-1             5.55       12/9/97           374,791
  1,875   Receivables Capital
          Corp.  .................. A-1+            5.53      12/10/97         1,863,767
  1,075   Receivables Capital
          Corp.  .................. A-1+            5.55      12/10/97         1,068,537
  2,500   Kimberly-Clark Corp.     .A-1+            5.50      12/12/97         2,484,340
  2,800   Preferred Receivables
          Funding Corp.   ......... A-1             5.55      12/18/97         2,779,712
    500   General Re Corp.   ...... A-1+            5.51      12/26/97           495,791
    790   International Lease
          Finance Corp.   ......... A-1             5.55       1/20/98           780,257
  3,500   CXC, Inc. ............... A-1+            5.57       1/27/98         3,452,887
  2,000   Corporate Receivables
          Corp.  .................. A-1             5.58       1/28/98         1,972,720
  3,250   Merrill Lynch & Co.,
          Inc.   .................. A-1+            5.58       1/30/98         3,204,662
  3,000   Pitney Bowes Credit
          Corp.  .................. A-1+            5.52       1/30/98         2,958,600


                                      Standard
 Face                                 & Poor's
 Value                                 Rating     Interest    Maturity
 (000)           Description        (Unaudited)     Rate       Date          Value
--------- ------------------------- ------------- ---------- ---------- --------------------
COMMERCIAL PAPER--continued
$   900   AT&T Corp.   ............ A-1+           5.57%       2/12/98    $      885,657
  2,500   Corporate Receivables
          Corp.  .................. A-1             5.55       2/18/98         2,457,990
  2,890   Preferred Receivables
          Funding Corp.   ......... A-1             5.56       2/23/98         2,839,117
  3,816   Enterprise Funding
          Corp.  .................. A-1+            5.69       2/27/98         3,744,829
    850   Du Pont (E.I.) de
          Nemours & Co.   ......... A-1+            5.57        3/9/98           833,561
  1,800   Beta Finance, Inc. ...... A-1+            5.58       3/12/98         1,763,451
  2,900   Beta Finance, Inc. ...... A-1+            5.60       4/29/98         2,819,251
                                                                               ---------
TOTAL COMMERCIAL PAPER
                                                                             133,898,584
                                                                          --------------
MEDIUM-TERM NOTES--1.5%
  3,100   Associates Corporation
          of North America   ...... AA-             6.38       8/15/98         3,110,600
                                                                               ---------
TOTAL MEDIUM-TERM NOTES
                                                                               3,110,600
                                                                          --------------
CERTIFICATES OF DEPOSIT--1.2%
  2,500   Deutsche Bank N.Y. Yankee  ......................................................
                                                    5.64       1/15/98         2,500,000
                                                                               ---------
TOTAL CERTIFICATES OF DEPOSIT
                                                                               2,500,000
                                                                          --------------
TOTAL INVESTMENTS--97.4%
 (Identified cost $198,503,985) ...............                              198,503,985(a)
 Cash and receivables, less liabilities--2.6%                                  5,204,094
                                                                          --------------

NET ASSETS--100.0%                                                          $203,708,079
            =====                                                           ============


(a) Federal Income Tax Information: At October 31, 1997, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.

                       See Notes to Financial Statements
                                                                              51

Phoenix Money Market Fund Series
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1997



Assets
Investment securities at value
  (Identified cost $198,503,985)                           $198,503,985
Receivables
 Fund shares sold                                             6,960,757
 Interest                                                     1,058,585
                                                           ------------
  Total assets                                              206,523,327
                                                           ------------
Liabilities
Payables
 Custodian                                                       13,876
 Fund shares repurchased                                      2,440,746
 Dividend distributions                                         108,695
 Transfer agent fee                                              87,680
 Investment advisory fee                                         63,558
 Financial agent fee                                              8,224
 Distribution fee                                                 6,388
 Trustees' fee                                                    3,636
Accrued expenses                                                 82,445
                                                           ------------
  Total liabilities                                           2,815,248
                                                           ------------
Net Assets                                                 $203,708,079
                                                           ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest           $203,708,079
                                                           ------------
Net Assets                                                 $203,708,079
                                                           ============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $188,694,703)         188,694,703
Net asset value and offering price per share               $       1.00
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $15,013,376)           15,013,376
Net asset value and offering price per share               $       1.00



                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1997



Investment Income
Interest                       $10,948,988
                               -----------
  Total investment income       10,948,988
                               -----------
Expenses
Investment advisory fee            788,106
Distribution fee--Class B           77,717
Financial agent fee                 93,776
Transfer agent fee                 492,272
Registration                        55,120
Printing                            51,923
Custodian                           29,261
Professional                        27,499
Trustees                            19,555
Miscellaneous                        6,745
                               -----------
  Total expenses                 1,641,974
                               -----------
Net investment income          $ 9,307,014
                               ===========


                       See Notes to Financial Statements
52

Phoenix Money Market Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                              Year Ended         Year Ended
                                                                                           October 31, 1997   October 31, 1996
                                                                                           ------------------ -------------------
From Operations
 Net investment income                                                                      $    9,307,014     $      9,418,637
                                                                                            --------------     ----------------
From Distributions to Shareholders
 Net investment income--Class A                                                                 (8,890,389)          (9,064,115)
 Net investment income--Class B                                                                   (416,625)            (354,522)
                                                                                            --------------     ----------------
 Decrease in net assets from distributions to shareholders                                      (9,307,014)          (9,418,637)
                                                                                            --------------     ----------------
From Share Transactions
Class A
 Proceeds from sales of shares (732,054,689 and 1,212,801,272 shares, respectively)            732,054,689        1,212,801,272
 Net asset value of shares issued from reinvestment of distributions (8,138,566 and
8,374,618
  shares, respectively)                                                                          8,138,566            8,374,618
 Cost of shares repurchased (744,357,959 and 1,221,850,524 shares, respectively)              (744,357,959)      (1,221,850,524)
                                                                                            --------------     ----------------
Total                                                                                           (4,164,704)            (674,634)
                                                                                            --------------     ----------------
Class B
 Proceeds from sales of shares (35,539,707 and 16,991,839 shares, respectively)                 35,539,707           16,991,839
 Net asset value of shares issued from reinvestment of distributions (329,335 and 281,654
  shares, respectively)                                                                            329,335              281,654
 Cost of shares repurchased (31,078,203 and 15,556,837 shares, respectively)                   (31,078,203)         (15,556,837)
                                                                                            --------------     ----------------
Total                                                                                            4,790,839            1,716,656
                                                                                            --------------     ----------------
 Increase in net assets from share transactions                                                    626,135            1,042,022
                                                                                            --------------     ----------------
 Net increase in net assets                                                                        626,135            1,042,022
Net Assets
 Beginning of period                                                                           203,081,944          202,039,922
                                                                                            --------------     ----------------
 End of period                                                                              $  203,708,079     $    203,081,944
                                                                                            ==============     ================


                       See Notes to Financial Statements
                                                                              53

Phoenix Money Market Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                            Class A
                                          ---------------------------------------------------------------------
                                                                    Year Ended October 31,
                                             1997           1996           1995           1994           1993
                                          ---------      ---------       --------      ---------       --------
Net asset value, beginning of period       $  1.00        $  1.00        $  1.00        $  1.00         $  1.00
Income from investment operations
 Net investment income                        0.048          0.047          0.053          0.032           0.025(1)
                                           --------       --------       --------       --------        ---------
  Total from investment operations            0.048          0.047          0.053          0.032           0.025
                                           --------       --------       --------       --------        ---------
Less distributions
 Dividends from net investment income        (0.048)        (0.047)        (0.053)        (0.032)         (0.025)
                                           --------       --------       --------       --------        ---------
Change in net asset value                        --             --             --             --              --
                                           --------       --------       --------       --------        ---------
Net asset value, end of period             $  1.00        $  1.00        $  1.00        $  1.00         $  1.00
                                           ========       ========       ========       ========        =========
Total return                                  4.76%          4.67%          5.32%          3.20%           2.50%
Ratios/supplemental data:
Net assets, end of period (thousands)      $188,695       $192,859       $193,534       $196,566        $170,334
Ratio to average net assets of:
 Operating expenses                           0.79%          0.84%           0.71%          0.85%           0.85%
 Net investment income                        4.76%          4.68%           5.31%          3.19%           2.53%


                                                                   Class B
                                          ---------------------------------------------------
                                                                                     From
                                                                                  Inception
                                                                                   7/15/94
                                                  Year Ended October 31,              to
                                            1997          1996        1995         10/31/94
                                          --------      -------     --------      -----------
Net asset value, beginning of period       $ 1.00       $ 1.00       $ 1.00         $1.00
Income from investment operations
 Net investment income                       0.040        0.039        0.046         0.007
                                           -------      -------      -------        -------
  Total from investment operations           0.040        0.039        0.046         0.007
                                           -------      -------      -------        -------
Less distributions
 Dividends from net investment income       (0.040)      (0.039)      (0.046)       (0.007)
                                           -------      -------      -------        --------
Change in net asset value                       --           --           --            --
                                           -------      -------      -------        --------
Net asset value, end of period             $ 1.00       $ 1.00       $ 1.00          $1.00
                                           =======      =======      =======        ========
Total return                                 4.02 %       3.93 %       4.63 %         0.70%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)      $15,013      $10,223      $ 8,506        $2,086
Ratio to average net assets of:
 Operating expenses                          1.55 %       1.59 %       1.44 %         1.60%(2)
 Net investment income                       4.02 %       3.92 %       4.62 %         3.46%(2)

(1) Includes reimbursement of operating expenses by investment adviser of $0.0001.
(2) Annualized.
(3) Not annualized.

                       See Notes to Financial Statements
54

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Each Series has distinct investment objectives. The Balanced Fund Series seeks to provide reasonable income, long-term capital growth and conservation of capital. The Convertible Fund Series seeks as its investment objectives income and the potential for capital appreciation; these objectives are to be considered as relatively equal. The Growth Fund Series seeks long-term appreciation of capital. The Aggressive Growth Fund Series seeks appreciation of capital through the use of aggressive investment techniques. The High Yield Fund Series seeks to provide high current income. The U.S. Government Securities Fund Series seeks a high level of current income by investing in U.S. Government guaranteed or backed securities. The Money Market Fund Series seeks to provide as high a level of current income consistent with capital preservation and liquidity.

     Each Series offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.


A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

     The Money Market Fund Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds -1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Series to maintain a constant net asset value of $1 per share.


B. Security transactions and related income:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Money Market Fund Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.


C. Income taxes:

     Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. Distributions to shareholders:

Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.


E. Foreign currency translation:

     Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997 (Continued)

and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

     Each of the Series, except U.S. Government Securities Fund Series and Money Market Fund Series, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Series as an unrealized gain (or loss). When the contract is closed, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

G. Security lending:

     The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At October 31, 1997, the Trust had the following amounts of security loans:2

                                                        Value of
                                         Value of      Securities
                                        Collateral      on Loan
                                       -------------- -------------
Balanced Fund Series   ...............  $143,021,673   $140,115,192
Convertible Fund Series   ............     4,200,000      4,034,490
Growth Fund Series  ..................    31,830,000     31,018,950
Aggressive Growth Fund Series   ......    20,087,632     19,421,015
U.S. Government Securities Fund Series    11,062,500     10,841,880

H. Expenses:

     Expenses incurred by the Trust with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.


I. Options:

     The Trust, except for U.S. Government and Money Market Series, may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

     The Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

     Each Series, except for U.S. Government and Money Market Series, may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.


J. When-issued and delayed delivery transactions:

     Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.


NOTE 2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series:

                                           1st $1    $1-2       $2+
Series                                    Billion   Billion   Billion
----------------------------------------- --------- --------- --------
Growth Fund Series  .....................  0.70%     0.65%     0.60%
Aggressive Growth Fund Series   .........  0.70%     0.65%     0.60%
Convertible Fund Series   ...............  0.65%     0.60%     0.55%
High Yield Fund Series ..................  0.65%     0.60%     0.55%
Balanced Fund Series   ..................  0.55%     0.50%     0.45%
U.S. Government Securities Fund Series     0.45%     0.40%     0.35%
Money Market Fund Series  ...............  0.40%     0.35%     0.30%

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997 (Continued)

     The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund Series to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A shares and 1.60% for Class B shares of the average of the aggregate daily net asset value.

     Phoenix Equity Planning Corporation (PEPCO), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained selling commissions of $525,072 for Class A shares and deferred sales charges of $631,551 for Class B shares, for the year ended October 31, 1997. In addition, each Series except the Money Market Fund Series pays PEPCO a distribution fee of an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Series; the distribution fee for the Money Market Fund Series is 0% and 0.75% for Class A and Class B, respectively. The distributor has advised the Series that of the total amount expensed for the year ended October 31, 1997, $3,044,353 was earned by the Distributor, $10,576,329 was earned by unaffiliated participants, and $1,358,415 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of the Fund through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended October 31, 1997, transfer agent fees were $8,230,205 of which PEPCO retained $3,505,548 which is net of fees paid to State Street.

     At October 31, 1997, PHL and affiliates held Phoenix Series Fund shares which aggregated the following:

                                                   Aggregate
                                                   Net Asset
                                        Shares       Value
                                       ----------- -----------
Aggressive Growth Fund Series Class B      11,387   $  190,735
High Yield Fund Series Class A  ......        395        3,592
U.S. Government Securities Fund Series
  Class A  ...........................        298        2,883
Money Market Fund Series Class A   ...  7,197,226    7,197,226


NOTE 3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the year ended October 31, 1997 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:


                                   Purchases          Sales
                                 ---------------- ---------------
Balanced Fund Series   .........  $2,007,465,298   $2,398,704,549
Convertible Fund Series   ......     279,807,350      347,511,171
Growth Fund Series  ............   4,367,595,466    4,592,376,556
Aggressive Growth Fund Series      1,238,101,677    1,268,403,142
High Yield Fund Series .........     837,633,569      827,550,266
U.S. Government Securities
  Fund Series ..................      56,183,141        2,628,609

     Purchases and sales of U.S. Government and agency securities during the year ended October 31, 1997, aggregated the following:

                                   Purchases            Sales
                                 ----------------   ---------------
Balanced Fund Series .........    $1,354,721,837     $1,486,596,557
Convertible Fund Series ......         7,663,219          7,778,563
High Yield Fund Series  ......       112,710,173         98,383,816
U.S. Government Securities
  Fund Series  ...............       663,320,784        736,681,917

     Written option activity for the year ended October 31, 1997, aggregated the following:


     Balanced Fund Series                Call Options
-------------------------------   --------------------------
                                  Number of       Amount
                                   Options      of Premiums
                                  -----------   ------------
Options outstanding at
  October 31, 1996 ............         --      $      --
Options written ...............      8,362      1,114,302
Options canceled in closing
  purchase transactions  ......     (1,060)      (256,733)
Options expired ...............     (4,274)      (363,130)
Options exercised  ............     (3,028)      (494,439)
                                    ------      ---------
Options outstanding at
  October 31, 1997 ............         --             --
                                    ======      =========

NOTE 4. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997 (Continued)

NOTE 5. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Series have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1997, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                          Capital paid
                        Undistributed    Accumulated      in on shares
                       net investment    net realized    of beneficial
                        income (loss)   gains (losses)     interest
                       ---------------- ---------------- --------------
Balanced Fund Series     $1,007,162      $    (259,853)   $  (747,309)
Convertible Fund
  Series  ............      (29,149)            32,223         (3,074)
Growth Fund Series ...      (88,868)            88,868             --
Aggressive Growth
  Fund Series   ......    1,405,570         (1,405,570)            --
High Yield Fund
  Series  ............      443,450        (43,907,142)    43,463,692
U.S. Government
  Securities Fund
  Series  ............      284,845           (516,595)       231,750

NOTE 6. CAPITAL LOSS CARRYOVERS

     The following Series have capital loss carryforwards which may be used to offset future capital gains.

                                     U.S.
                                   Government
Expiration        High Yield       Securities
Date             Fund Series      Fund Series
--------------   --------------   ------------
1998 .........    $ 66,472,552     $ 1,816,304
2002 .........      14,103,053       8,684,579
2003 .........      46,929,335              --
2004 .........              --       2,433,827
                  ------------     -----------
 Total  ......    $127,504,940     $12,934,710
                  ============     ===========

     Included in the High Yield Fund Series amount expiring in 1998, $46,426,813 was acquired in connection with the merger of the National Bond Fund.
     For the years ended October 31, 1997, the following Series had losses deferred in the prior year which were utilized or expired in the current year.

                                U.S. Government
                  High Yield    Securities Fund
                 Fund Series        Series
                 -------------- ----------------
Utilized  ......  $ 43,463,693    $   596,285
Expired   ......   133,573,091     13,326,574

TAX INFORMATION NOTICE (Unaudited)

     For the fiscal year ended October 31, 1997, the following Series distributed long-term capital gains dividends as follows:


Balanced Fund Series  ...............    $ 96,737,966
Convertible Fund Series  ............       4,550,151
Growth Fund Series ..................     334,316,017
Aggressive Growth Fund Series  ......       7,965,676

     For federal income tax purposes, 4.0% and 11.5% of the ordinary income dividends paid by the Balanced Fund Series and the Growth Fund Series, respectively, qualify for the dividends received deduction for corporate shareholders.







      This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS




[LOGOTYPE]Price Waterhouse LLP                                        [LOGO]



To the Shareholders and Trustees of
Phoenix Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Balanced Fund Series, the Convertible Fund Series, the Growth Fund Series, the Aggressive Growth Fund Series, the High Yield Fund Series, the U.S. Government Securities Fund Series and the Money Market Fund Series (constituting the Phoenix Series Fund, hereinafter referred to as the "Fund") at October 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Boston, Massachusetts
December 12, 1997

WHAT IS THE PHOENIX SERIES FUND?

     Phoenix Series Fund is your investment for a lifetime! Consisting of seven individual portfolios, each with a separate investment objective, the Series Fund is a mutual fund designed to provide you with convenience and flexibility in making your investment decisions. As your personal financial needs change, you can easily redirect your investment to a more suitable portfolio within the Series Fund.

WHO MANAGES MY FUND?

     Phoenix Investment Counsel, Inc. provides skilled and professional management services, including investment selection and portfolio supervision.

WHY ARE THERE SEVEN FUNDS?

     We have designed seven separate funds, each with different investment objectives, in order to meet a variety of investment goals.

     Phoenix Balanced Fund Series seeks as its investment objectives reasonable income, long-term capital growth and conservation of capital.

     Phoenix Convertible Fund Series seeks as its investment objectives income and the potential for capital appreciation; these objectives are to be considered relatively equal.

     Phoenix Growth Fund Series seeks as its investment objective long-term appreciation of capital. Since income is not an objective, any income generated by the investment of this Series' assets will be incidental to its objective.

     Phoenix High Yield Fund Series seeks as its investment objective high current income. Capital growth is a secondary objective which will also be considered when consistent with the primary objective of high current income.

     Phoenix Money Market Fund Series seeks as its investment objective as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

     Phoenix Aggressive Growth Fund Series seeks as its investment objective appreciation of capital through the use of aggressive investment techniques.

     Phoenix U.S. Government Securities Fund Series seeks as its investment objective a high level of current income consistent with safety of principal.

WHAT IF MY FINANCIAL NEEDS CHANGE?

     Just call us. At your request, the value of shares in any account can be exchanged toward the purchase of shares of any other fund within the Series Fund by using the Exchange Privilege.

HOW DOES THE EXCHANGE PRIVILEGE WORK?

     Our Exchange Privilege offers the flexibility needed to assure the most suitable portfolio throughout your lifetime. At any time you may redirect some or all of your present holdings into another fund in the Series Fund which better serves your needs. Just call us with the details. We'll process the exchange free of charge. The toll-free number to call with your exchange request is 800-367-5877. The exchange privilege may be modified or terminated, as noted in the prospectus.

HOW DO I MAKE ADDITIONAL INVESTMENTS?

     Send your check directly to State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Please include either the bottom section of your confirmation statement or a simple letter of instruction.

CAN I MAKE AUTOMATIC MONTHLY INVESTMENTS?

     You may authorize automatic monthly investments for as little as $25 to be made directly from your personal checking account. An application is available from the Series Fund.

CAN I ESTABLISH AN INDIVIDUAL RETIREMENT ACCOUNT (IRA) WITH PHOENIX SERIES
FUND?

     Yes! The Phoenix Series Fund is an appropriate investment vehicle for qualified retirement plans including IRAs, Keoghs, Pension and Profit Sharing Plans.

HOW DO I ESTABLISH AN IRA?

     Just call us at 800-243-4361.

HOW MUCH CAN I INVEST INTO AN IRA?

     Individuals may invest up to $2,000 or 100% of earned income, whichever is less. If you have an unemployed spouse, the maximum contribution could increase to $2,250.

WHAT ARE THE TAX ADVANTAGES OF ESTABLISHING AN IRA?

     Individuals who meet the deductibility requirements may deduct their yearly IRA contributions from their taxable income, and thus, pay less tax. Additionally, the account's earnings still accumulate tax-free until you withdraw your money at retirement.

WHO CAN ANSWER MY QUESTIONS?

     Most questions can be answered by our Customer Service Department. We are equipped with computer terminals which allow quick and easy access to information on your account. In most cases, your questions can be answered by calling us toll-free at 800-243-1574.

PHOENIX SERIES FUND 101 Munson Street
Greenfield, Massachusetts 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
James D. Wehr, Senior Vice President
Curtiss O. Barrows, Vice President
Mary E. Canning, Vice President
John M. Hamlin, Vice President
Van Harissis, Vice President
William E. Keen, III, Vice President
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Dorothy J. Skaret, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110